Exhibit 10.60

Execution Copy

CONFIDENTIAL

LICENSE AND COLLABORATION AGREEMENT

by and between

THERAVANCE BIOPHARMA IRELAND LIMITED,

and

JANSSEN BIOTECH, INC.

Dated as of February 5, 2018

Page
ARTICLE 1
DEFINITIONS
ARTICLE 2
OPTION, LICENSES AND EXCLUSIVITY

2.1	Option to Janssen	19
2.2	Antitrust	21
2.3	License to Theravance	22
2.4	No Implied Licenses	23
2.5	Other Rights	23
2.6	Exclusivity	24
ARTICLE 3
GOVERNANCE
3.1	Joint Steering Committee	25
3.2	Decision Making	26
3.3	Subcommittees	27
3.4	Alliance Managers	28
3.5	Commercialization Working Group	28
3.6	Finance Working Group	28
3.7	Discontinuation of Committees	29
ARTICLE 4
DEVELOPMENT; MANUFACTURE; REGULATORY
4.1	Overview	29
4.2	Collaboration Plans	29
4.3	Collaboration CMC Activities	31
4.4	Conduct of Activities during Development Term	31
4.5	Combination Studies	35
4.6	Development Records	36
4.7	Development Reports	36
4.8	Manufacture	36
4.9	Regulatory Matters	37
4.10	Subcontracts	38
ARTICLE 5
COMMERCIALIZATION
5.1	Commercialization Responsibilities	39

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

i

(cont'd)

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(cont'd)

Page
8.4	Disclaimer	60
ARTICLE 9
INDEMNIFICATION
9.1	Indemnification by Theravance	60
9.2	Indemnification by Janssen	60
9.3	Losses from Third Party Claims; Exclusion of Costs Due to Breach or Subject to Indemnification	60
9.4	Indemnification Procedures	61
9.5	Insurance	61
ARTICLE 10
CONFIDENTIALITY
10.1	Confidentiality	62
10.2	Authorized Disclosure	62
10.3	Technical Publication	63
10.4	Publicity; Term of Agreement	64
ARTICLE 11
TERM AND TERMINATION
11.1	Term	64
11.2	Termination by Janssen Without Cause	64
11.3	Termination by Janssen for Cause	65
11.4	Termination by Either Party for Breach	65
11.5	Termination for Insolvency	65
11.6	Additional Effects of Expiration or Termination by Janssen	65
ARTICLE 12
DISPUTE RESOLUTION
12.1	Dispute Resolution	69
12.2	Internal Resolution	69
12.3	Limitation of Liability	71
ARTICLE 13
MISCELLANEOUS
13.1	Entire Agreement; Amendment	71
13.2	Governing Law; English Language	71
13.3	Rights in Bankruptcy	71
13.4	Force Majeure	72
13.5	Notices	73

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(cont'd)

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(cont'd)

Page

13.6	No Strict Construction; Headings	74
13.7	Assignment	74
13.8	Performance by Affiliates	74
13.9	Further Actions	74
13.10	Severability	75
13.11	No Waiver	75
13.12	Independent Contractors	75
13.13	Counterparts	75
13.14	Remedies Non-Exclusive and Cumulative	75

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

v

LICENSE AND COLLABORATION AGREEMENT

This LICENSE AND COLLABORATION AGREEMENT (the "Agreement") is entered into as of February 5, 2018 (the "Effective Date") by and between THERAVANCE BIOPHARMA IRELAND LIMITED, a corporation organized under the laws of Ireland, with its principle place of business at Connaught House, 1 Burlington Road, Dublin 4, D04 C5Y6, Ireland ("Theravance"), and JANSSEN BIOTECH, INC., a Pennsylvania corporation, with its principal place of business at 800/850 Ridgeview Drive, Horsham, Pennsylvania, 19044, United States ("Janssen"). Theravance and Janssen are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS

WHEREAS, Janssen is a pharmaceutical company with expertise in the development, marketing, and commercialization of pharmaceutical products;

WHEREAS, Theravance possesses certain intellectual property, materials and expertise related to certain Compounds (as defined below); and

WHEREAS, the Parties desire to establish a collaboration regarding such Compounds and certain products incorporating such Compounds all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 "Additional Combination Net Sales Language" means the following sentence: "In the event a Product is sold as part of a Combination Product in a country, the Net Sales with respect to the Combination Product in such country (for all financial terms pursuant to this Agreement) shall be determined by multiplying Net Sales of such Combination Product by the fraction A/(A+B) where A is the Average Net Selling Price of the Product component contained in the Combination Product, if sold separately or subject to reasonable estimation, and B is the sum of the Average Net Selling Prices of any other product components included in the Combination Product, if sold separately or subject to reasonable estimation."

1.2 "Additional Compound" means a JAK Inhibitor, other than (a) the Compounds described in Section 1.25(a)-(c) and (b) the Solar Compounds.

1.3 "Affiliate" means any business entity which now or hereafter controls, is controlled by, or is under common control with a Party, for so long as such control exists. A business entity shall be deemed in control of another business entity if it directly or indirectly owns, or directly or indirectly controls more than fifty percent (50%) of the voting stock, profit interests, or other ownership interests of the other entity, or has the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the other entity.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.4 "Antitrust Law" means any statutes, laws, ordinances, rules, orders or regulations of, or issued by, any governmental authority that are designed or intended to prohibit, restrict or regulate actions that may have the purpose or effect of creating a monopoly, lessening competition or restraining trade, including the HSR Act.

1.5 "Applicable Rate" means the average one-month London Inter-Bank Offering Rate (LIBOR) as reported on the day a payment was due in The Wall Street Journal (U.S. Internet version at www.wsj.com under the "Market Data" tab), plus [***] percent ([***]%) annually.

1.6 "Average Net Selling Price" means, on a product-by-product basis, for a given product, Calendar Year and reference jurisdiction, expressed in the applicable local currency, the aggregate Net Sales, divided by the number of units of such product for which revenue has been recognized by the Parties.

1.7 "Business Day" means a day other than Saturday, Sunday or any day that banks in Dublin, Ireland or New York City, U.S. are required or permitted to be closed.

1.8 "Calendar Quarter" means a financial quarter based on the J&J Universal Calendar for that year (a copy of which is attached hereto as Exhibit L) and is used by Janssen and its Affiliates for internal and external reporting purposes; provided, however, that the first Calendar Quarter for the first Calendar Year extends from the Effective Date to the end of the then-current Calendar Quarter and the last Calendar Quarter extends from the first day of such Calendar Quarter until the effective date of the termination or expiration of the Agreement.

1.9 "Calendar Year" means a year based on the J&J Universal Calendar for that year. The last Calendar Year of the Term begins on the first day of the J&J Universal Calendar for the year during which termination or expiration of the Agreement will occur, and the last day of such Calendar Year will be the effective date of such termination or expiration.

1.10 "Change of Control" of a Party means (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer, directly or indirectly, to a Third Party of all or substantially all of such Party's assets to which the subject matter of this Agreement relates, except in connection with the issuance of equity securities for financing purposes or to change the domicile of a Party (in each case (a) - (c), inclusive, such Third Party, the "Acquiring Entity").

1.11 "Clinical Development Plan" means the Parties' written plan for the clinical Development of the Initial Product during the Development Term, as amended from time to time, which shall include the budget and timelines described in Article 4. The initial Clinical Development Plan is attached hereto as Exhibit E. For clarity, the Clinical Development Plan may be expanded to include additional Compounds or Products as agreed by the Parties in accordance with Section 4.2(b).

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.12 "Clinical Trial" means any Phase 1 Clinical Trial, Phase 2 Clinical Trial, Phase 3 Clinical Trial, or any post-approval human clinical trial, as applicable.

1.13 "CMC" means the chemistry, manufacturing and controls of the Product, as specified by the FDA, or other applicable Regulatory Authorities.

1.14 "CMC Development" means (a) Development activities related to the composition, manufacture and specification of Compound API and Product intended to assure the proper identification, quality, purity and strength of the Product, including: test method development and stability testing, process development, Compound API process development, process validation, process scale-up, formulation development, packaging development, quality assurance and quality control development; and (b) preparation of CMC Regulatory Materials.

1.15 "CMC Development Plan" means the Parties' written plan for CMC Development and Manufacturing of the Initial Compound and Initial Product during the Development Term, as amended from time to time, which shall include the budget and timelines described in Article 4. The initial CMC Development Plan is attached hereto as Exhibit F. For clarity, the CMC Development Plan may be expanded to include additional Compounds or Products, if the Clinical Development Plan is so expanded upon mutual agreement of the Parties in accordance with Section 4.2(b).

1.16 "Collaboration" means the Parties' activities in connection with Development of the Compounds and Products conducted pursuant to this Agreement during the Development Term.

1.17 "Collaboration Activities" means, collectively, the Phase 2 Activities, Phase 3 Activities and Collaboration CMC Activities, or other Development activities conducted by or on behalf of the Parties pursuant to the Collaboration Plans.

1.18 "Collaboration CMC Activities" means, collectively, the CMC Development activities set forth in the CMC Development Plan.

1.19 "Collaboration CMC Costs" means (a) with respect to the Manufacturing of clinical supplies of Compound API or Product for the Phase 3 Activities pursuant to the CMC Development Plan, the Manufacturing costs incurred by either Party or any of its Affiliates in performing such activities and (b) with respect to all other Collaboration CMC Activities, the reasonable, attributable and required internal costs and reasonable, documented Third Party costs incurred by a Party or its Affiliates in performing such activities, in each case in accordance with the budget set forth in such CMC Development Plan.

1.20 "Collaboration Know-How" means Know-How developed by the Parties pursuant to the Collaboration Plans.

1.21 "Combination Product" means a Product that contains one or more active agents in addition to a Compound.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.22 "Commercial Budget" means the budget included as part of each Commercialization Plan, as updated annually for each Calendar Year, setting forth the anticipated spending required for executing the Commercialization Plan.

1.23 "Commercialization" means, with respect to a Product, the marketing, promotion, importing, sale and/or distribution of such Product in the Territory. Commercialization shall include commercial activities conducted in preparation for Product launch. "Commercialize" has a correlative meaning.

1.24 "Commercially Reasonable Efforts" means, with respect to each Party's obligations under this Agreement, [***] and other factors that may affect the Development, Marketing Approval, manufacturing or Commercialization of a product, including (as applicable): [***].

1.25 "Compound" means each of (a) TD-1473; (b) TD-3504; (c) any compound disclosed by the TD-1473 and TD-3504 Patent Families; (d) any Additional Compound proposed by Theravance at its sole discretion and accepted by Janssen pursuant to Section 2.5(a), and (e) any Solar Compound; together, in each case, with all prodrugs, metabolites, salts, esters, hydrates, solvates, isomers, enantiomers, free acid forms, free base forms, crystalline forms, co-crystalline forms, amorphous forms, racemates, polymorphs, chelates, stereoisomers, tautomers or optically active forms thereof. The Compound listed in (a) above may be referred to herein as the "Initial Compound." The Lunar Compounds or Solar Compounds may be excluded from the definition of Compound in accordance with Section 2.5(b)(iii-iv).

1.26 "Compound API" means the active pharmaceutical ingredient for a Compound.

1.27 "Confidential Information" of a Party means any and all non-public and proprietary data, results, technology, business or financial information or information of any type whatsoever, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical and clinical test data and data resulting from non-clinical studies), CMC information, stability data and other study data and procedures of such Party, in each case that is disclosed to the other Party under this Agreement, whether in oral, written, graphic, or electronic form. In addition, all Information disclosed by Theravance Biopharma US, Inc. ("TBUS"), an Affiliate of Theravance, pursuant to the Non-Disclosure Agreement between TBUS and Janssen Research & Development, LLC ("JRD"), an Affiliate of Janssen, dated September 8, 2017 (the "Confidentiality Agreement") shall be deemed to be Theravance's Confidential Information disclosed hereunder, and all Information disclosed by JRD pursuant to the Confidentiality Agreement shall be deemed to be Janssen's Confidential Information disclosed hereunder.

1.28 "Control" means, with respect to any material, Know-How, Data, or intellectual property right (including Patent Right), that a Party (a) owns (directly or through an Affiliate) or (b) has a license (other than a license granted to such Party under this Agreement) to such material, Know-How, Data, or intellectual property right (including Patent Right) and, in each case (a) and (b), has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of any then-existing agreement or other legally enforceable arrangement with any Third Party. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control of a Party, (i) any subject matter owned or controlled by any Acquiring Entity (and not Controlled by such Party or its Affiliates) immediately prior to the effective date of such Change of Control and (ii) any subject matter independently developed or acquired by or on behalf of any Acquiring Entity without access to or use of any subject matter used or made available under this Agreement, in each case (i) and (ii) shall not be deemed to be Controlled by such Party or its Affiliates after the effective date of such Change of Control for purposes of this Agreement.

1.29 "Cover" means, with respect to any subject matter, that the manufacturing, using, selling, or offering for sale of such subject matter would, but for a license granted in this Agreement, infringe a claim of a Patent Right in the country in which the activity occurs.

1.30 "Covered Delivery" means, with respect to a Product, any method of delivery, other than any [***].

1.31 "Currency Hedge Rate" means the Johnson & Johnson currency hedge rate, which is the result of the effectively performed currency hedging at Johnson & Johnson for the upcoming Calendar Year and will be set up once per Calendar Year and will remain constant throughout such Calendar Year. The Johnson & Johnson currency hedge rate is calculated as a weighted average hedge rate of the outstanding external foreign currency forward hedge contracts of Johnson & Johnson with Third Party banks, all in accordance with its normal practices consistently applied for Janssen and its Affiliates.

1.32 "Data" means all data and information used or developed to commence a Clinical Trial for a Product and included in the IND for such Clinical Trial, all data and information developed as a result of such Clinical Trial, and all data and information resulting from CMC work conducted in furtherance of the development of a Product (including stability data), as well as all data and information arising from the Collaboration (including pharmacological, biological, chemical, biochemical and clinical test data and data resulting from non-clinical studies).

1.33 "Detail" means one (1) Primary Call or two (2) Secondary Calls. E-details, sample drops (if applicable) and reminder details shall not constitute a Detail. With regard to presentations made at conventions or similar gatherings, Details shall include that number of Details represented by the members of the target audience in attendance. For the avoidance of doubt, Details may occur in group situations if the definition of a Detail is met.

1.34 "Detail Costs" means, with respect to any period, the Detail Rate multiplied by the number of Details by a Party during such period.

1.35 "Detail Rate" means a mutually agreed upon cost per Detail, which shall, prior to Janssen's provision of the Commercialization Plan, be agreed between the Parties acting reasonably and in good faith and commensurate with the fair market value of such activities.

1.36 "Develop" or "Development" means, with respect to a Product, all activities that relate to the development of such Product, including (a) obtaining, maintaining or expanding

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Marketing Approvals for such Product, or (b) developing the ability to manufacture clinical and commercial quantities of such Product. Development includes: (i) the conduct of preclinical testing, toxicology, and clinical trials necessary to obtain Marketing Approval; (ii) manufacture of clinical trial materials; (iii) labeling, packaging, storage and distribution of clinical trial materials; (iv) preparation, submission, review, and development of Information for the purpose of submission to a Governmental Authority to obtain, maintain or expand Marketing Approvals for such Product; and (v) CMC Development.

1.37 "Development Budget" means the budget included as part of the Collaboration Plans, setting forth the anticipated Development Costs associated with executing the Collaboration Plans, which overall budget shall incorporate the Phase 2 Budget, Phase 3 Development Budget, and CMC Budget.

1.38 "Development Costs" means those Development FTE Costs and Out-of-Pocket Costs, in each case to the extent reasonably documented and actually incurred by or on behalf of a Party or any of its Affiliates in performing its obligations under and in accordance with the Collaboration Plans, including the associated budgets, that are specifically identifiable and directly attributable to Development of Products in the Field in the Territory.

1.39 "Development FTE" means the contribution of time equivalent to one (1) year of a full-time employee qualified to perform the Development duties assigned to such employee under the Collaboration Plans, based on the assumption that one full-time employee devotes one thousand eight hundred (1,800) hours of work to his or her duties per year. Development FTEs may comprise one or more qualified employees or contractors or consultants of Theravance or its Affiliates or Janssen or its Affiliates, but shall not include personnel performing administrative and corporate functions (including human resources, finance, legal and investor relations).

1.40 "Development FTE Cost" means, with respect to any period, the Development FTE Rate multiplied by the number of Development FTEs expended by a Party during such period.

1.41 "Development FTE Rate" means a rate of [***] per Development FTE per Calendar Year (pro-rated for the period beginning on the Effective Date and ending on the last day of the first Calendar Year of the Term); provided, however, that [***]. The Development FTE Costs are "fully burdened" and will cover employee salaries and overhead allocated to such employee's work hereunder, including such facilities and equipment and other materials and services, including ordinary laboratory consumables procured from distributors of relevant products as they may use.

1.42 "Development Term" means that portion of the Term beginning on the Effective Date and continuing, on a Product-by-Product basis, for so long as the Parties are conducting Development activities for such Product pursuant to this Agreement.

1.43 "Diligent Efforts" means [***].

1.44 "Dollar" means a U.S. dollar, and "$" shall be interpreted accordingly.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.45 "EMA" means the European Medicines Agency or any successor entity with comparable responsibilities.

1.46 "Executive Officer" means, with respect to Theravance, the Chief Executive Officer of its ultimate parent company, and with respect to Janssen, its Global Head of Research & Development or its Global Therapeutic Area Head, Immunology, or, in each case, a designee with senior decision-making authority.

1.47 "Exploit" or "Exploitation" means to research, Manufacture, import, export, use, have used, Develop, Commercialize, register, modify, enhance, improve or otherwise dispose of a Compound or Product.

1.48 "FD&C Act" means the U.S. Federal Food, Drug and Cosmetic Act, as amended.

1.49 "FDA" means the U.S. Food and Drug Administration or any successor entity in the U.S. with comparable responsibilities.

1.50 "Field" means all human prophylactic, therapeutic and diagnostic uses.

1.51 "First Commercial Sale" means, with respect to a Product, the first arms-length commercial sale to a Third Party of such Product in a given regulatory jurisdiction after Marketing Approval has been obtained in such jurisdiction for such Product. Notwithstanding anything herein to the contrary, if the First Commercial Sale of a Product occurs in a country or jurisdiction, then Marketing Approval shall be deemed to have been received in such country or jurisdiction, regardless of whether any pricing and reimbursement approvals that are not legally required to launch such Product in such country or jurisdiction have been obtained. For avoidance of doubt, (i) sales for Clinical Trial purposes, early access or compassionate use programs, or similar uses or (ii) sales of a Product by and between a Party and its Affiliates, and applicable sublicensees, or between the Parties, shall not constitute a First Commercial Sale.

1.52 "FTE Costs" means "fully burdened" costs of the Parties' employees qualified to perform the activities assigned to such employee under this Agreement and will cover employee salaries, bonus rate, and overhead allocated to such employee's work hereunder.

1.53 "Fundamental Development Plan Change" means any of the following changes with respect to then-current Clinical Development Plan having last been approved by both Parties and that is not required by a Regulatory Authority: (a) addition or removal of any Clinical Trial to or from such Clinical Development Plan, (b) a material change to the timeline for conducting any Clinical Trial, (c) a material change to the primary endpoints of any Clinical Trial, (d) any material change to the number of subjects and enrollment criteria for any Clinical Trial, (e) any material change to the randomization procedure for, or the duration of treatment and doses to be administered to, the cohorts in any Clinical Trial, and (f) removal or modification of any material Clinical Trial interim analysis criteria and procedures.

1.54 "GAAP" means United States generally accepted accounting principles consistently applied.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.55 "GCP" or "Good Clinical Practices" means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Parts 50 and 56 and the guidelines entitled "Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance," including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.56 "Generic Product" means, with respect to a Product in a country in the Territory, any product sold by a Third Party (including a "generic product") approved in such country for sale in reliance on a prior approval of a Product, under Section 505(j) of the Federal Food, Drug and Cosmetic Act, or a successor or foreign equivalent applicable Law, by way of an abbreviated regulatory mechanism by the Regulatory Authority in such country, which product meets the equivalency determination by the applicable Regulatory Authority (including a determination that the product is "comparable", "interchangeable", "bioequivalent", "biosimilar" or other term of similar meaning, with respect to such Product), as is necessary to permit substitution of one product for another product by a pharmacist under applicable Laws without intervention by a prescribing physician. A product shall not be considered to be a Generic Product if (a) Janssen or any of its Affiliates or sublicensees is or was involved in the Development or Commercialization of such product, or (b) such product is Commercialized by any Third Party who obtained such product in a chain of distribution that included Janssen or any of its Affiliates or sublicensees.

1.57 "GLP" or "Good Laboratory Practices" means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by the EMA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.58 "GMP" or "Good Manufacturing Practices" means the then-current good manufacturing practices required by the FDA, as set forth in the FD&C Act and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable laws and regulations applicable to the manufacture and testing of pharmaceutical materials promulgated by the EMA or other Regulatory Authorities, as they may be updated from time to time, including applicable guidelines promulgated under the ICH.

1.59 "Governmental Authority" means any multi-national, national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.60 "Housemark" means the corporate name and logo of Janssen or Theravance or any of their respective Affiliates, together with any derivative marks of such name or logo, as identified by one Party to the other from time to time for inclusion on the Labeling for the Products in the Field, as may be updated from time to time by the applicable Party with reasonable notice to the other.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.61 "HSR Act" means the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended.

1.62 "IBD Indication" means any chronic intestinal disease that is characterized by inflammation of the bowel, including ulcerative colitis (UC) and Crohn's disease (CD), celiac disease and immune checkpoint inhibitor (ICI) induced colitis.

1.63 "ICH" means International Conference on Harmonisation.

1.64 "IND" means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to a Governmental Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.65 "Indication" means a separately defined, well-categorized class of human disease or condition for which a separate MAA (including any extensions or supplements) may be filed with a Regulatory Authority. For clarity, if an MAA is approved for a Product in a particular Indication and patient population, a label expansion for such Product to include such Indication in a different patient population shall not be considered a separate Indication. For further clarity, all subtypes of a particular tumor type and all treatments thereof, including all lines of treatment shall be deemed the same Indication.

1.66 "Initial Trials" means the following pair of Clinical Trials of the Initial Product:

(a) A Phase 2 Clinical Trial in Crohn's disease, as described in the attached Clinical Development Plan; and

(b) The first cohort of two hundred forty (240) subjects in the Phase 2/3 Clinical Trial in Ulcerative Colitis, as described in the attached Clinical Development Plan ("Phase 2/3 UC Trial").

1.67 "Invention" means any Know-How, process, method, composition of matter, article of manufacture, invention, discovery or finding, patentable or otherwise, that is first made or generated as a result of a Party (acting solely or jointly with the other Party) exercising its rights or carrying out its obligations pursuant to the Collaboration under this Agreement, whether directly or via its Affiliates, agents or independent contractors, including all rights, title and interest in and to the intellectual property rights in and to any of the foregoing.

1.68 "Irreversible JAK3 Selective Inhibitor" means a molecule which selectively and irreversibly inhibits the human recombinant JAK3 member of the Janus kinase (JAK) family in both biochemical and cellular assays. [***].

1.69 "J&J Universal Calendar" means the calendar of a particular period of twelve (12) months that constitutes a financial year for the purposes of Johnson & Johnson, a New Jersey corporation and the ultimate parent company of Janssen and its Affiliates.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.70 "JAK Inhibitor" means a molecule which selectively inhibits the human recombinant of any member of the Janus kinase (JAK) family in both biochemical and cellular assays.

1.71 "Know-How" means any non-public or proprietary information, inventions, discoveries, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, trade secrets, technology, techniques, designs, drawings, correspondence, computer programs, documents, apparatus, results, strategies, Regulatory Materials, information and submissions pertaining to, or made in association with, filings with any Regulatory Authority or patent office, data (including pharmacological, toxicological, non-clinical and clinical data, analytical and quality control data, manufacturing data and descriptions, market data, financial data or descriptions), devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable.

1.72 "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.73 "Labeling" means any and all labels, labeling, packaging, package inserts and outserts, labels for samples, and promotional materials for the Products in the Field in the Territory.

1.74 "Lunar Compound" means each of (a) TD-1473; (b) TD-3504; (c) any compound disclosed by the TD-1473 and TD-3504 Patent Families.

1.75 "Lunar Product" means any Product containing a Lunar Compound.

1.76 "Manufacturing" means any activities directed to producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and storage of a Compound or Product, directly or through one or more Third Parties. When used as a verb, "Manufacture" means to engage in Manufacturing activities.

1.77 "Marketing Approval" means, with respect to a Product, any and all approvals (including supplements, amendments, pre- and post-approvals), licenses, registrations or authorizations of any Regulatory Authority that are necessary to market and/or sell such Product in a country or jurisdiction for one or more uses, including any pricing and reimbursement approvals that are necessary to conduct a launch of such Product in such country or jurisdiction (even if such pricing and reimbursement approvals are not legally required to launch such product in such country or jurisdiction).

1.78 "Marketing Authorization Application" or "MAA" means an application to the appropriate Regulatory Authority for Marketing Approval, including an NDA.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.79 "Material Safety Issue" means the occurrence of any significant safety-related event, incident or circumstance with respect to a Compound or Product that leads a Party to reasonably determine that [***]. Examples of Material Safety Issues include [***].

1.80 "Net Sales" means the gross amounts invoiced or accrued on sales of a Product by Janssen, or any of its Affiliates or sublicensees, to a Third Party purchaser in an arm's-length transaction, less the following customary and commercially reasonable deductions, determined in accordance with U.S. GAAP and internal policies and procedures of Janssen and actually taken, paid, accrued, allocated, or allowed based on good faith estimates:

(a) trade, cash and/or quantity discounts, allowances, and credits, excluding commissions for commercialization;

(b) excise taxes, use taxes, tariffs, sales taxes and customs duties and/or other government charges imposed on the sale of Products (including VAT, but only to the extent that such VAT taxes are not reimbursable or refundable), specifically excluding, for clarity, any income taxes assessed against the income arising from such sale;

(c) compulsory or negotiated payments and cash rebates or other expenditures to governmental authorities (or designated beneficiaries thereof) in the context of any national or local health insurance programs or similar programs, including, but not limited to, pay for performance agreements, risk sharing agreements and government-levied fees;

(d) rebates, chargebacks, administrative fees, and discounts (or equivalent thereof) to managed health care organizations, group purchasing organizations, insurers, pharmacy benefit managers (or equivalent thereof), specialty pharmacy providers, governmental authorities, or their agencies or purchasers, reimbursers, or trade customers, as well as amounts owed to patients through co-pay assistance cards or similar forms of rebate to the extent the latter are directly related to the prescribing of the Product;

(e) outbound freight, shipment, insurance and other distribution costs to the extent included in the price and separately itemized on the invoice price;

(f) retroactive price reductions, credits or allowances actually granted upon claims, rejections or returns of the Product, including for recalls or damaged or expired goods, billing errors and reserves for returns;

(g) any invoiced amounts that are not collected, and are written off, or reserved as bad debt by Janssen or its Affiliates; and

(h) any deductions in the context of payments that are due or collected significantly after invoice issuance.

All the aforementioned deductions shall only be allowable to the extent they are commercially reasonable and shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount verifiable based on Janssen's and its Affiliates' reporting

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system. All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Product and other products of Janssen and its Affiliates and sublicensees such that the Product does not bear a disproportionate portion of such deductions. For clarity, a particular deduction set forth above may only be accounted for once in the calculation of Net Sales and to the extent these deductions are refunded or credited by Third Parties or government agencies, such refunds or credits shall be added back in the calculation of Net Sales.

Sales of a Product by and between Janssen and any of its Affiliates or sublicensees shall not be considered sales to unaffiliated Third Parties and shall be excluded from Net Sales calculations for all purposes as long as such Product is subsequently resold to an unaffiliated Third Party. Only a single sales transaction with respect to a particular unit of Product, made at the time Janssen or any of its Affiliates or sublicensees sells such unit of Product to an unaffiliated Third Party purchaser in arms-length transaction, will qualify as the basis for determining the Net Sales amount for such unit of Product.

For the avoidance of doubt, the following sales of a Product shall be excluded from Net Sales calculations for all purposes: (i) transfer or dispositions of reasonable quantities of samples of such Product at no cost for promotional or educational purposes, as samples or donations, or for patient assistance, testing marketing programs or other similar programs at no cost; and (ii) use or sale of such Product for Clinical Trial or other scientific testing purposes, early access programs (such as to provide patients with such Product prior to Marketing Approval pursuant to treatment INDs or protocols, named patient programs or compassionate use programs) or any similar use.

1.81 "New Partnership Audit Procedures" means the amendments to the Tax Code that were enacted as section 1101 of the Bipartisan Budget Act of 2015, P.L. 114-74.

1.82 "Opt-In Date" means the date on which Theravance receives the Opt-In Exercise Fee.

1.83 "Opt-In Period" means the period beginning on the Effective Date and ending on the earlier of (a) the date that is three (3) months after Janssen's receipt of the Triggering Data Package After Phase 2 (as such date may be extended in accordance with Section 2.1(a)) or (b) the date that Janssen provides Theravance with its Exercise Notice in accordance with Section 2.1(b).

1.84 "Other Indication" means an IBD Indication other than a Primary Indication.

1.85 "Out-of-Pocket Costs" means amounts paid to Third Party vendors, contractors or consultants for services or materials provided by them directly in the performance of Development and Commercialization activities, to the extent such services or materials apply directly to the Product (or such amounts paid to Third Parties for other activities not included in determination of Development Costs or Allowable Expenses, but for which sharing of Out-of-Pocket Costs is otherwise specified in this Agreement). For clarity, Out-of-Pocket Costs do not include payments for the Parties' or their Affiliates' employee salaries or benefits, facilities, utilities, general office or facility supplies, insurance, information technology, capital expenditures or the like.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.86 "Patent Rights" means any and all (a) patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates or the equivalent thereof, (d) inventor's certificates, (e) any other form of government-issued right substantially similar to any of the foregoing, and (f) all United States and foreign counterparts of any of the foregoing.

1.87 "Phase 1 Clinical Trial" means a study in humans which provides for the first introduction into humans of a Product, conducted in normal volunteers or patients to generate information on product safety, tolerability, pharmacological activity or pharmacokinetics, or otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(a) or its foreign equivalents.

1.88 "Phase 1(b) Clinical Trial" means a study in humans which provides for the first introduction of a pharmaceutical product into patients having the disease of interest with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, in a manner which is consistent with U.S. 21 C.F.R. § 312.21(a) or its foreign equivalents.

1.89 "Phase 2 Activities" means the Initial Trials and any associated Development activities set forth in the Clinical Development Plan.

1.90 "Phase 2 Clinical Trial" means a study in humans of the safety, dose ranging and efficacy of a Product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Clinical Trial or to file for accelerated approval, or otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(b) or its foreign equivalents.

1.91 "Phase 2(a) Clinical Trial" means a pilot Phase 2 Clinical Trial in the relevant human patient population for the purpose of determining the safe and effective dose range for the proposed therapeutic indication of a pharmaceutical product and other characteristics of safety and efficacy.

1.92 "Phase 3 Activities" means the Phase 3 Clinical Trials and any associated Development activities set forth in the Clinical Development Plan, including Pre-Opt-In Phase 3 Activities.

1.93 "Phase 3 Clinical Trial" means a controlled study in humans of the efficacy and safety of a Product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient to file for Marketing Authorization, or otherwise consistent with the requirements of U.S. 21 C.F.R. §312.21(c) or its foreign equivalents.

1.94 "Phase 3 CMC Development Costs" means the Collaboration CMC Costs incurred by a Party or any of its Affiliates with respect to the Collaboration CMC Activities for the Phase 3 Activities.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.95 "Phase 3 Development Costs" means (a) Out-of-Pocket Costs and (b) Development FTE Costs, in each case, in support of Phase 3 Activities, including Phase 3 CMC Development Costs.

1.96 "Phase 4 Clinical Trial" means a study in humans of a product that is designed to identify and evaluate the long-term effects of the Product.

1.97 "Primary Call" means, with respect to a Product, a one-on-one in-person contact in which a sales representative makes a presentation, including selling message and features and benefits of such Product to a healthcare professional having prescribing authority within the target audience, during which contact such Product is the primary focus of the presentation and is presented in the first product position.

1.98 "Primary Indication" means Ulcerative Colitis (UC) and/or Crohn's Disease (CD).

1.99 "Product" means any pharmaceutical product for Covered Delivery, including all such forms, presentations, strengths, doses and formulations thereof, containing one or more Compounds, alone or in combination with each other, but excluding Combination Products. [***]. The Product Developed by Theravance for use in the Initial Trials, which contains the TD-1473 as its sole active pharmaceutical ingredient, may be referred herein to as the "Initial Product."

1.100 "Proof of Activity Trial" means, with respect to a Solar Product, the first Clinical Trial in patients of such Solar Product as agreed by the Parties pursuant to Section 2.5(b) conducted by or on behalf of Theravance or its Affiliates, which may be a Phase 1(b) Clinical Trial or Phase 2(a) Clinical Trial.

1.101 "Qualified Change of Control" means, with respect to Theravance, a Change of Control in which the Acquiring Entity, as of the time of such Change of Control, (x) has a field sales force (whether its own or a contract sales organization) in the United States targeting gastroenterologists that promotes any pharmaceutical product that has Marketing Approval for any Primary Indication or for Celiac Disease or (y) would reasonably be likely to [***].

1.102 "Regulatory Authority" means, in a particular country or jurisdiction, any applicable Governmental Authority involved in granting Marketing Approval in such country or jurisdiction.

1.103 "Regulatory Exclusivity" means any exclusive marketing rights or data exclusivity rights conferred by any applicable Regulatory Authority or Governmental Authority with respect to a Product, other than Patent Rights (e.g., pediatric exclusivity or any applicable data protection exclusivity).

1.104 "Regulatory Materials" means regulatory applications, submissions, notifications, communications, correspondence, registrations, Marketing Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, manufacture, market, sell or otherwise Commercialize a Product in a particular country or jurisdiction, including INDs and MAAs.

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.105 "Secondary Call" means, with respect to a Product, a one-on-one in-person contact in which a sales representative makes a presentation, including selling message and features and benefits of such Product to a healthcare professional having prescribing authority within the target audience, in which such Product is presented in the second product position and no more than two (2) products other than such Product are also presented.

1.106 "Solar Compound" means a product candidate compound from the Solar Program that is disclosed in the Solar Patent Family, including the compounds referred to internally by Theravance as [***], which are disclosed in the Solar Patent Family described in Section 1.107(a).

1.107 "Solar Patent Family" means (a) the patents listed on Exhibit N and all Patent Rights therein and (b) any other Patent Rights Controlled by Theravance prior to the Effective Date or during the Term that Cover inventions arising from the Solar Program.

1.108 "Solar Program" means Theravance's GI-restricted Irreversible JAK3 Selective Inhibitor research and development program.

1.109 "Solar Product" means any Product containing a Solar Compound.

1.110 "Tax" or "Taxes" means any present or future taxes, levies, imposts, duties, charges, withholdings, assessments or fees in the nature of a tax (including penalties and additions to tax and interest thereon).

1.111 "Tax Code" means the U.S. Internal Revenue Code of 1986, as amended.

1.112 "Tax Representative" means the "partnership representative" defined in section 6223 of the Tax Code (as amended by the New Partnership Audit Procedures).

1.113 "TD-1473" means Theravance's proprietary compound referred to as TD-1473 and having the chemical structure set forth on Exhibit B.

1.114 "TD-1473 and TD-3504 Patent Families" means the patents listed on Exhibit A and all Patent Rights therein.

1.115 "TD-3504" means Theravance's proprietary compound referred to as TD-3504 and having the chemical structure set forth on Exhibit C.

1.116 "Territory" means all countries of the world.

1.117 "Theravance IP" means the Theravance Know-How and Theravance Patent Rights.

1.118 "Theravance Know-How" means all Know-How used in or otherwise relating to a Compound or otherwise used by Theravance in the Development, manufacture and Commercialization of a Compound or Product that either (i) is Controlled by Theravance or any of its Affiliates on the Effective Date or (ii) comes into the Control of Theravance or any of its Affiliates during the Term. For clarity, Theravance Know-How includes the Know-How within Sole Inventions owned by Theravance and Theravance's and its Affiliates' interest in Joint

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Inventions, in each case to the extent that the foregoing are necessary or useful to Develop, Manufacture, or Commercialize any Compound or Product.

1.119 "Theravance Patent Rights" means any Patent Rights that (a) are Controlled by Theravance or its Affiliates as of the Effective Date or at any time during the Term, and (b) Cover any Compound (including composition of matter of the Compound, compositions and formulations containing the Compound, and methods of making or using the Compound), Initial Product or Theravance Know-How, including any and all Patent Rights listed on Exhibit A, Patent Rights claiming Sole Inventions owned by Theravance and Theravance's and its Affiliates' interest in Joint Patent Rights, in each case to the extent that the foregoing are necessary or useful to Develop, Manufacture or Commercialize any Compound or Product.

1.120 "Third Party" means any entity other than Theravance or Janssen or an Affiliate thereof.

1.121 "Third Party Blocking Intellectual Property Rights" means Patent Rights Controlled by a Third Party that Cover a Compound or a Product.

1.122 "Triggering Data Package After Phase 2" means, with respect to the Compounds, (a) the Data with respect to such Compounds generated by Theravance pursuant to the Initial Trials with completed statistical analysis, including tables, listings and figures, as well as (b) any other Data from the Initial Trials or any sub-studies thereof (for example, biomarker or pharmacokinetic studies), that, in the case of such sub-studies, are further defined by the JDC and approved by the JSC, which are reasonably necessary for Janssen to decide whether to exercise the Option in accordance with Section 2.1.

1.123 "United States" or "U.S." means the United States of America, including all possessions and territories thereof.

1.124 "Valid Claim" means (a) a claim of any issued, unexpired patent or (b) a pending claim of a pending patent application during the [***] from the earliest priority date claimed by such pending patent application which has not been dedicated to the public, disclaimed, revoked, abandoned or held invalid or unenforceable by a court or other government agency of competent jurisdiction in a decision from which no appeal can be taken or is otherwise not taken.

1.125 "VAT" means value-added tax, goods and services tax or similar tax, including any value added tax within the meaning of European Council Directive 2006/112/EC as transposed into the applicable Laws of the relevant member state and any other similar turnover tax in any other relevant non-EU jurisdiction.

1.126 Interpretation. Unless context clearly requires otherwise, whenever used in this Agreement: (i) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation;" (ii) the word "or" shall have its inclusive meaning of "and/or;" (iii) the word "notice" shall require notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words "hereof," "herein," "hereunder," "hereby" and derivative or

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

similar words refer to this Agreement (including any Exhibits); (v) provisions that require that a Party, the Parties or any committee hereunder "agree," "consent" or "approve" or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, approved meeting minutes, letter or otherwise; (vi) words of any gender include the other gender; and (vii) words using the singular or plural form also include the plural or singular, respectively where appropriate given the context; and (viii) references to any specific law, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement thereof.

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Defined Terms	Sections
[***]	2.5(a)
Additional Compound Notice	2.5(a)
Agreement	Preamble
Alliance Manager	3.4
Allowable Expenses	Exhibit M
Anti-Corruption Laws	8.1(d)(i)
Assessment Period	2.5(a)
Audited Site	4.4(i)
Breaching Party	11.3
CAPA	4.4(g)
[***]	Exhibit M
Claims	9.1
Clearances	2.2
CMC Budget	4.2(c)(vi)
Code	13.3(a)
COGS	Exhibit M
Collaboration Plans	4.2(a)
Collaboration Records	4.4(j)(i)
Commercial License	2.1(b)
Commercialization Agreement	5.2(c)
Commercialization Option	5.2(a)
Commercialization Plan	5.3
Committee	3.1(a)
Competing Program	2.6(d)
Conducting Party	4.4(a)
Cost of Goods Sold	Exhibit M
Cost Variances	Exhibit M
CPR Mediation Procedure	12.2(b)
CPR Rules	12.2(c)
CWG	3.5
Cure Period	11.4
Deadlocked Matter	3.2(b)
Defending Party	9.3
Deferrable Costs	6.3(c)
Dispute	12.1
[***]	Exhibit M
Divestiture	2.6(d)(ii)
DOJ	2.2
Effective Date	Preamble
Excluded Claim	12.2(a)
Exercise Notice	2.1(b)
Ex-U.S. Territory Activities	6.16(b)
FCPA	8.1(d)(i)
Finance Working Group	3.6

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Foreign Authorities	2.2
FTC	2.2
[***]	Exhibit M
[***]	Exhibit M
[***]	Exhibit M
HIPAA Authorization	4.4(d)
Indemnified Party	9.4
Indemnifying Party	9.4
Initial Development Period	2.1(a)
Janssen	Preamble
Janssen Indemnitees	9.1
Janssen Sole Patent Rights	7.3(a)
JDC	3.3(b)
JMC	3.3(a)
Joint Inventions	7.1(b)
Joint Patent Rights	7.1(b)
Joint Steering Committee	3.1(a)
JSC	3.1(a)
Losses	9.1
Lunar Products	2.5(b)(iv)
Manufacturing Party	4.4(h)
[***]	Exhibit M
[***]	Exhibit M
Milestone 1	6.4
Milestone 2	6.4
Non-Defending Party	9.3
Opt-In Exercise Fee	6.2
Option	2.1(b)
Option Completion Date	2.2
[***]	Exhibit M
Other Costs Not Included in Standard	Exhibit M
Other Income	Exhibit M
Parties	Preamble
Partnership	6.16(a)
Party	Preamble
Payee	6.15(b)
Paying Party	6.9(d)
Payor	6.15(b)
[***]	2.5(b)
Phase 2 Budget	4.2(b)(i)
POA Results	2.5(b)(ii)
PPACA	Exhibit M
Pre-Opt-In Phase 3 Activities	4.2(b)(ii)
Product Marks	7.8
Profit (Loss)	Exhibit M

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Quarterly Report	6.9(b)
[***]	Exhibit M
Receiving Party	6.9(d)
Recording Party	6.13
Royalty Term	6.8(b)
Second Opt-In Fee	2.5(b)(ii)
[***]	Exhibit M
[***]	Exhibit M
[***]	Exhibit M
[***]	2.5(b)(iv)
Solar Co-Funding Election	2.5(b)
Solar Opt-In Period	2.5(b)(ii)
Solar Option	2.5(b)(ii)
[***]	2.5(b)(iv)
Sole Inventions	7.1(a)
Specified Percentage	6.3(b)
Standard Cost of Goods Manufactured	Exhibit M
Subcommittee	3.1(a)
Term	11.1
Terminating Party	11.4
Termination IP	11.6(c)(ii)
Theravance	Preamble
Theravance Indemnitees	9.2
Theravance Sole Patent Rights	7.3(b)(i)
[***]	Exhibit M
Trade Control Laws	8.1(e)(i)
Transferred Regulatory Materials	11.6(d)
UKBA	8.1(d)(i)

ARTICLE 2

OPTION, LICENSES AND EXCLUSIVITY

2.1 Option to Janssen.

(a) Initial Development Period. Subject to the terms of this Section 2.1(a), Theravance will perform, in collaboration with Janssen, certain Development activities with respect to the Initial Product for the Primary Indications during the portion of the Development Term prior to the expiration of the Opt-In Period (the "Initial Development Period"). During the Initial Development Period, the Parties shall use Commercially Reasonable Efforts to Develop the Products in accordance with the Collaboration Plans (as they may be amended from time-to-time in accordance with Section 4.2(b) or Section 6.3(c)). Theravance hereby grants a non-exclusive license to Janssen under Theravance IP for purposes of conducting such Development activities as are assigned to Janssen in the Collaboration Plans, during the Initial Development Period. Without

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limiting the foregoing, Theravance shall use Commercially Reasonable Efforts to conduct the Initial Trials and any other activities assigned to Theravance in the Collaboration Plans and decided by the JSC to be performed prior to the Opt-In Date as set forth in the Collaboration Plans, at its own expense as set forth in the Phase 2 Budget, subject to Section 6.3(c). Promptly following completion of the Initial Trials, Theravance shall provide Janssen with the Triggering Data Package After Phase 2. In addition, following Theravance's receipt of Janssen's written request made within [***] of receipt of the Triggering Data Package After Phase 2, Theravance shall, within [***] of such request, provide Janssen with any additional information within Theravance's Control that is reasonably requested by Janssen with respect to the Initial Compounds or the Initial Product. If any of the information so requested is not within Theravance's Control, Theravance shall notify Janssen in writing during such [***] period that Theravance does not have such additional information. The deadline for Janssen to provide the Exercise Notice at the end of the Opt-In Period shall be extended until [***] after Theravance shall have delivered such additional information reasonably requested by Janssen; provided that if Theravance shall in good faith reasonably believe it has provided such additional information (or that it does not have such additional information), it may deliver a written notice to that effect and stating the date on which such delivery occurred (or that it does not have such additional information), in which case the deadline for Janssen to provide the Exercise Notice at the end of the Opt-In Period will not be so extended, unless Janssen in good faith reasonably believes any such additional information that Theravance has and is reasonably requested by Janssen remains undelivered and, within [***] after delivery of such notice by Theravance, delivers a written notice to Theravance to that effect (setting forth with specificity what additional information has not yet been delivered). The Triggering Data Package After Phase 2, and all additional information provided by Theravance pursuant to this Section 2.1(a) shall be the Confidential Information of Theravance, subject to the protections of Article 10.

(b) Option and Commercial License. Subject to the terms and conditions of this Agreement, Theravance hereby grants Janssen an exclusive option (the "Option") to obtain an exclusive (even as to Theravance), royalty-bearing and sublicensable (subject to Section 2.1(d)) license, under the Theravance IP (i) to Develop, make, have made, use, sell, have sold, offer for sale, have offered for sale, import, have imported and otherwise exploit and Manufacture the Compounds, in each case solely for incorporation into Products and otherwise in connection with Developing and Commercializing Products, and (ii) to Develop, make, have made, use, sell, have sold, offer for sale, have offered for sale, import, have imported and otherwise exploit, Manufacture and Commercialize the Products; in each case ((i) and (ii)), in the Field in the Territory (the "Commercial License"). Janssen may exercise the Option at any time during the Opt-In Period by providing Theravance with written notice of such exercise ("Exercise Notice"). After such exercise and subject to receipt of any necessary Clearances in accordance with Section 2.2, Janssen will pay Theravance the Opt-In Exercise Fee. Effective upon Janssen's exercise of the Option and payment of the Opt-In Exercise Fee, Theravance shall grant, and hereby grants, to Janssen the Commercial License, subject to the terms and conditions of this Agreement. Further, effective as of the Opt-In Date, Theravance shall grant, and hereby grants, to Janssen a non-exclusive license to use the Theravance Housemark to the extent included on the Labeling of the Products in the Field in accordance with Section 5.6, solely for purposes of Manufacturing and Commercializing the Products in the Field in the Territory.

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(c) Research License. As of the Effective Date of this Agreement, Theravance hereby grants, on behalf of itself and its Affiliates, to Janssen a non-exclusive, perpetual, world-wide, royalty-free license (with the right to sublicense to its Affiliates and Third Party collaborators) to practice Collaboration Know-How and Theravance Know-How to which it is exposed pursuant to the Collaboration solely for purposes of conducting non-commercial, internal research activities by Janssen and its Affiliates in furtherance of their efforts to identify new therapeutic and diagnostic agents. This Section 2.1(c) shall survive any termination or expiration of this Agreement, but, for clarity, shall not grant Janssen any rights under any Theravance Patent Rights.

(d) Sublicenses. Effective as of the Opt-In Date, Janssen shall have the right to grant sublicenses (including, for the avoidance of doubt, with respect to Development, Manufacturing and Commercialization) through multiple tiers, under the Commercial License, to its Affiliates and/or to Third Parties, so long as Janssen does so in a manner that is consistent with Janssen's general process for approving sublicensees. Each agreement in which Janssen grants a sublicense under the Theravance IP shall be consistent with the relevant terms and conditions of this Agreement. Without limiting Janssen's diligence obligations set forth elsewhere in this Agreement, if Janssen sublicenses to a Third Party all or substantially all responsibility for Commercializing the Product in a particular jurisdiction, Janssen's sublicense agreement with such sublicensee shall obligate the sublicensee to use efforts in its Commercialization of the Product in such jurisdiction at least equivalent to those Commercially Reasonable Efforts that Janssen is obligated to use to Commercialize the Product in such jurisdiction under this Agreement. Janssen shall be liable to Theravance for the performance of its direct and indirect sublicensees, including their compliance with the provisions of this Agreement. Twice per year, each Party shall provide the other with written notice of any sublicenses to Third Parties granted under the Commercial License during such period.

2.2 Antitrust. Upon Theravance's receipt of the Exercise Notice, each Party will use Commercially Reasonable Efforts to take all actions necessary, proper or advisable under Antitrust Law to consummate the Option as soon as practicable after the date on which Janssen provides the Exercise Notice to Theravance, including, as necessary, (a) preparing and filing with the U.S. Federal Trade Commission (the "FTC") and the Antitrust Division of the U.S. Department of Justice (the "DOJ"), and the notification and report forms relating to the exercise of the Option and Commercial License as required by the HSR Act, (b) preparing and filing with the appropriate governmental bodies of any foreign antitrust authority identified by Janssen ("Foreign Authorities"), and comparable notification forms required by the merger notification or control laws of any other applicable jurisdiction and (c) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals (collectively, "Clearances"). Each of Janssen and Theravance shall, in connection with the efforts referenced in this Section 2.2 to obtain all applicable Clearances for the Option and Commercial License under any applicable Antitrust Law, (i) to the extent reasonably practicable, not participate in or attend any meeting, or engage in any substantive conversation with, any Governmental Authority in respect of the transactions contemplated hereby without the other, (ii) to the extent reasonably practicable, give the other

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reasonable prior notice of any such meeting or conversation, (iii) in the event one party is prohibited by applicable Laws or by the applicable Governmental Authority from participating in or attending any such meeting or engaging in any such conversation, keep such Party reasonably apprised with respect thereto, (iv) cooperate in the filing of any substantive memoranda, white papers, filings, correspondence, other substantive written communications or Regulatory Materials explaining or defending this Agreement and the transactions contemplated hereby, articulating any regulatory or competitive arrangement or responding to requests or objections made by any Governmental Authority, (v) provide each other or the outside counsel of the other Party with complete and accurate copies to the other of all filings, submissions, correspondence and other substantive written communications (and memoranda setting forth the substances thereof) between it and its Affiliates and their respective representatives, on the one hand, and any Governmental Authority or members of any Governmental Authority's staff, on the other hand, with respect to this Agreement and the transactions contemplated hereby, subject to (a) the sharing of competitively sensitive information on a confidential outside counsel only basis (which must be redacted before sharing with the other Party), and (b) the redaction of valuation material or information subject to attorney-client privilege (including when shared with the outside counsel of the other Party), and (vi) consider in good faith the views of the other in connections with such communications. The Parties will jointly control the strategy relating to Clearances for the Products under the Antitrust Laws; provided that Janssen shall control all communications with the FTC, DOJ, and Foreign Authorities with respect to its filings for Clearances for the Products, and Theravance shall control all communications with the FTC, DOJ, and Foreign Authorities with respect to its filings for Clearances for the Products. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall either Party be required to offer, accept or agree to (1) sell, divest, dispose of or hold separate (including through a license or a reversion of licensed or assigned rights) any portion of the businesses, operations, assets or product lines of itself or its Affiliates or (2) otherwise take any action that limits the freedom of action with respect to, or its ability to retain, any of its businesses, operations, assets or product lines or those of its Affiliates. Each Party shall bear its own costs and expenses associated with the filings (including filing fees, which, for clarity, shall be borne by Janssen as licensee) and other actions contemplated by this Section 2.2. In the event Janssen has not obtained all necessary clearances pursuant to this Section 2.2 within [***]. After obtaining of all necessary Clearances pursuant to this Section 2.2, Janssen and Theravance shall mutually agree on a date for consummation of the Option, which date shall be no later than [***] after the date of obtaining all necessary Clearances (such date, the "Option Completion Date"). On the Option Completion Date, Janssen shall pay Theravance the Opt-In Exercise Fee.

2.3 License to Theravance.

(a) Effective as of the Opt-In Date, subject to the terms and conditions of this Agreement, Janssen hereby grants Theravance a non-exclusive license under the Janssen's Sole Inventions, including any Janssen Sole Patent Rights, for purposes of conducting such Development activities as are assigned to Theravance in the Collaboration Plans, during the Development Term.

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(b) Effective as of the Opt-In Date, subject to the terms and conditions of this Agreement, Janssen hereby grants Theravance a non-exclusive license under the Theravance IP for purposes of conducting: (i) such Development activities as are assigned to Theravance in the Collaboration Plans, during the Development Term; and (ii) such Commercialization activities as are assigned to Theravance in the Commercialization Plan or the Commercialization Agreement.

(c) If this Agreement terminates prior to the Opt-In Date, Janssen shall grant and hereby grants Theravance a non-exclusive, worldwide, perpetual, irrevocable, royalty-free license, including the right to grant and authorize sublicenses, under Janssen's Sole Inventions made during the period between the Effective Date and expiration of the Opt-In Period, including any Janssen Sole Patent Rights therein, to Develop, make, have made, use, sell, have sold, offer for sale, have offered for sale, import, have imported and otherwise exploit, Manufacture and Commercialize the Compounds and the Products.

2.4 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party. All rights not otherwise expressly granted hereunder by a Party shall be retained.

2.5 Other Rights.

(a) Additional Compounds. [***], Theravance may propose that such Additional Compound be included in this Agreement by providing Janssen with written notice of such Additional Compound (each, an "Additional Compound Notice"), which notice shall include any Data that has been generated by or on behalf of Theravance or its Affiliates that is reasonably necessary for Janssen to assess whether to include such Additional Compound under this Agreement. Upon receipt of an Additional Compound Notice, Janssen shall have a period of [***] (the "Assessment Period") to assess whether it desires to include such Additional Compound within the Compounds and provide notice to Theravance of such determination. Such Assessment Period can be mutually extended by the Parties. [***].

(b) Solar Program.

(i) Unless non-GLP toxicology studies show results that would preclude further development, Theravance shall conduct the GLP toxicology studies for the lead Solar Compound (the "GLP Tox Studies"). Subject to successful completion of the GLP Tox Studies (with successful completion to be determined consistent with the FDA's Guidance for Industry: M3(R2) Nonclinical Safety Studies for the Conduct of Human Clinical Trials and Marketing Authorization for Pharmaceuticals (January 2010) ("FDA Guidance")), [***].

(ii) If Janssen provides Theravance with its Exercise Notice in accordance with Section 2.1(b), Solar Compounds shall constitute Compounds for all

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purposes under this Agreement, and the JSC shall determine the Development plan, if any, for the Solar Program.

(iii) If Janssen provides Theravance with its Exercise Notice in accordance with Section 2.1(b), and states in such notice that, taking account of the results of the Initial Trials, [***], then (1) Solar Compounds shall constitute Compounds for all purposes under this Agreement, (2) Janssen shall [***], (3) the portion of the Opt-In Exercise Fee payable at the Opt-In Date shall be [***] and (4) the JSC will evaluate whether a Solar Product may be suitable for use in treating any Primary Indications and, if so, shall develop an appropriate Development plan and budget for investigating such potential use, including a Proof of Activity Trial [***]. If the JSC determines to proceed with a POA trial for a Solar Product or to pursue Development of an additional Opt-In Indication for the Initial Product ("Additional Indications"), [***]; provided that in the event Janssen determines at any point thereafter to cease (in their entirety) development of the Solar Program and Development of all Additional Indications: [***]. Similarly, if Janssen decides not to proceed with a POA trial for Solar or an Additional Indication for the Initial Product: [***].

(iv) If Janssen does not provide Theravance with its Exercise Notice in accordance with Section 2.1(b), then the Lunar Compounds shall cease to be Compounds and the Lunar Products shall cease to be Products for all purposes of this Agreement and upon review of the [***] and taking into account publicly available Third Party Irreversible JAK3 Selective Inhibitor data as well as a draft Proof of Activity protocol provided by Theravance, Janssen would have the right to elect to co-fund the first Proof of Activity Trial of a Solar Product (the "Solar Co-Funding Election"). Janssen would exercise the Solar Co-Funding Election by providing Theravance with written notice of such election within [***], or such longer period as may be agreed to by the Parties in writing. If Janssen elects to exercise the Solar Co-Funding Election: [***]:

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(c) If Janssen does not provide Theravance with its Exercise Notice in accordance with Section 2.1(b) and does not exercise the Solar Co-Funding Election or, having exercised the Solar Co-Funding Election, does not thereafter opt-in to the [***] commercial license provided in the [***], then Janssen shall have no further rights with respect to the Solar Compounds or any other Compounds (and, for the avoidance of doubt, the royalty obligation under Section 2.5(b)(iv)(A) shall cease) and this Agreement shall immediately terminate.

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2.6 Exclusivity.

(a) Theravance. During the Term, Theravance shall not, directly or indirectly through any Affiliate or Third Party, [***] unless otherwise permitted under the terms of this Agreement, including as set forth in Section 2.5 above with respect to Solar Compounds and the Solar Program and in this Section 2.6, and with respect to the Products as set forth herein.

(b) Janssen. During the Term, Janssen shall not, directly or indirectly through any Affiliate or Third Party, [***] unless otherwise permitted under the terms of this Agreement.

(c) Both Parties. Subject to the terms of this Section 2.6, during the Term, neither Party shall, directly or indirectly through any Affiliate or Third Party, [***].

(d) Present and Future Activities. Notwithstanding anything to the contrary herein, but subject to Section 2.6(b), Theravance acknowledges that (i) Janssen and its Affiliates may have present or future activities, initiatives or opportunities, including activities, initiatives or opportunities with Third Parties, involving similar products, programs, technologies or processes that may compete with products, programs, technologies or processes covered by this Agreement; (ii) nothing in this Agreement will be construed as a representation, warranty, covenant or inference that Janssen or its Affiliates [***]; and (iii) Janssen or any of its Affiliates may, [***] provided that, this Section 2.6(d)(iii) does not modify any of the terms and conditions of this Agreement relating to the use or disclosure of Confidential Information or intellectual property of the other Party.

(e) Acquisition of Competing Product. In the event that a Third Party becomes an Affiliate of Theravance after the Effective Date through merger, acquisition, consolidation or other similar transaction, and as of the closing date of such transaction, such Third Party is engaged in the research, development, manufacture or commercialization of a product that, if conducted by Theravance, would cause Theravance to be in breach of its exclusivity obligations set forth above in this Section 2.6 (a "Competing Program"), then:

(i) if such transaction results in a Change of Control of Theravance, such new Affiliate shall have the right to continue such Competing Program and such continuation shall not constitute a breach of Theravance's exclusivity obligations set forth in this Section 2.6; provided that such new Affiliate conducts such Competing Program independently of the activities of this Agreement and does not use any of Janssen's intellectual property rights or Confidential Information (except as may be separately licensed by Janssen to such new Affiliate) in the conduct of such Competing Program; [***]; and

(ii) if such transaction does not result in a Change of Control of Theravance, then Theravance and its new Affiliate shall have [***] to wind down or complete the divestiture of such Competing Program, and its new Affiliate's conduct of such Competing Program during such [***] period shall not be deemed a breach of Theravance's exclusivity obligations set forth above; provided that such new Affiliate conducts such Competing Program during such [***] period independently of the activities of this Agreement and does not use any of Janssen's intellectual property or Confidential Information (except as may be separately licensed by Janssen to such new Affiliate) in the

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conduct of such Competing Program. "Divestiture", as used in this Section 2.6(e)(ii), means the sale or transfer of rights to the Competing Program to a Third Party without receiving a continuing share of profit, royalty payment or other economic interest in the success of such Competing Program.

ARTICLE 3

GOVERNANCE

3.1 Joint Steering Committee.

(a) Formation. Promptly, and in any event within thirty (30) days after the Effective Date, the Parties shall establish a joint steering committee (the "Joint Steering Committee" or "JSC") which shall have overall responsibility for the Collaboration established under this Agreement and maintain oversight of the Development and Commercialization of the Product(s) in the Territory. The JSC may from time to time establish one or more subcommittees (each, a "Subcommittee"), to perform certain duties and exercise certain powers of the JSC as expressly delegated by the JSC to such Subcommittee (the JSC and any Subcommittee are each referred to herein as a "Committee"). The JSC will:

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(b) Members. Each Party shall appoint three members to the JSC, each with the requisite experience and seniority to enable such representative to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JSC. Each Party shall appoint one (1) of its representatives as co-chairperson of the JSC. Each Party may replace its representatives at any time upon written notice to the other Party. Neither Party shall appoint any representative to the JSC that is not an employee of such Party or one of its Affiliates without the prior written consent of the other Party. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC shall at all times include an equal number of representatives of each Party. Each Party may replace its JSC representatives at any time upon written notice to the other Party.

(c) Meetings. The JSC shall meet as necessary, but at least [***]. Either Party may also call a special meeting of the JSC (by videoconference or teleconference) by at least [***] prior written notice to the other Party, and such Party shall provide the other Party's member, no later than [***] prior to the special meeting, with materials reasonably adequate to enable informed discussion or decision-making, as applicable. The JSC may meet in person, by videoconference

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or by teleconference, as the Parties agree. Each Party shall bear the expense of its respective JSC members' participation in JSC meetings. Meetings of the JSC shall be effective only if at least two (2) (or such other number as is agreed by the JSC) of each Parties' representatives (or their designees) are present or participating in such meeting; provided that if a quorum is not present at the first meeting, the JSC shall reconvene at least two (2) days later and such meeting shall be effective if at least one (1) of each Parties' representatives (or their designees) are present or participating in such meeting.

(d) Agenda and Minutes. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed agenda items in advance of each JSC meeting. Each co-chairperson of the JSC, on an alternating basis, shall prepare and circulate to all members of the JSC for review draft minutes of each JSC meeting within thirty (30) days after such meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JSC, provided that, if the Parties cannot agree as to the content of the minutes by the time of the next JSC meeting, such minutes shall be finalized to reflect any areas of disagreement.

3.2 Decision Making.

(a) The JSC shall make decisions and take action (1) by consensus of the members present at a meeting, with each Party having one (1) vote irrespective of the number of representatives of such Party in attendance, or (2) by a written resolution signed by at least both co-chairpersons appointed by each Party.

(b) If, despite using reasonable efforts, the JSC does not reach consensus on any matter within its decision-making authority (a "Deadlocked Matter") within a period of twenty-one (21) days (or such other period as the Parties may agree in writing) after it has met and attempted to reach such consensus, then either Party may, by written notice to the other Party, refer the Deadlocked Matter to the Executive Officers; provided, however, that, if the Executive Officers do not reach agreement on such Deadlocked Matter within thirty (30) days after such Deadlocked Matter is referred to the Executive Officers, then such Deadlocked Matter shall be decided as provided below:

(i) prior to the Opt-In Date, Theravance shall have the final decision-making right with respect to any Deadlocked Matter, considering Janssen's comments and suggestions in good faith; and

(ii) after the Opt-In Date, Janssen shall have the final decision-making right with respect to any Deadlocked Matter, considering Theravance's comments and suggestions in good faith.

(iii) Except as set forth in Section 6.3(c), neither Party shall have the final decision-making right, pursuant to this Section 3.2, with respect to any matter outside of the JSC's decision-making authority, or with respect to whether to effect any Fundamental Development Plan Change, and in the event of a failure to agree with respect

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to a Fundamental Development Plan Change, the Parties shall proceed under the then-current Clinical Development Plan having last been approved by both Parties.

(iv) Except as set forth in Section 6.3(c), neither Party may exercise its final decision-making authority with respect to a Deadlocked Matter to require or cause the other Party to take any action in violation of applicable Laws or that, in such other Party's reasonable determination, is a risk to patients or clinical trial subjects or is otherwise contrary to GCP and ethics or such other Party's compliance policies, or require or cause the other Party to bear any costs other than its agreed upon share of those set forth in then-current Phase 2 Budget, or Phase 3 Development Budget, or to commit additional employee or other resources to conduct Collaboration Activities. Notwithstanding the foregoing, except as set forth in Section 6.3(c), a Party may not exercise such final decision making authority in a manner that would increase the financial obligations of the other Party, and Theravance shall have the right to decide, in its sole discretion, whether to participate in the Commercialization of the Product in the U.S.

(c) The JSC shall have only such powers as are specifically delegated to it hereunder, and for clarity the JSC shall not have any authority or ability to: (1) resolve or conclude any disputes regarding a Party's performance or non-performance of its obligations under this Agreement; (2) modify, amend or waive the terms or conditions of this Agreement; or (3) bind either Party to act or refrain from acting in any manner.

3.3 Subcommittees

(a) The Parties shall establish a Joint Manufacturing Committee ("JMC") promptly after establishing the JSC. The purpose of the JMC will be to oversee and coordinate the execution of the Collaboration CMC Activities during the Term, and to review and discuss potential changes to the CMC Development Plan and to manufacturers of Compound API or Product for use in Clinical Trials.

(b) The Parties shall establish a Joint Development Committee ("JDC") within thirty (30) days after the Effective Date to oversee and coordinate the Parties' Development activities pursuant to the Clinical Development Plan during the Development Term and to review and discuss potential changes to the Clinical Development Plan. The JDC shall include representatives from each Party, with Janssen contributing representatives with expertise including clinical operations expertise (to assist with trial design, as well as site identification and engagement), a biomarker expertise, and global and regional regulatory expertise.

(c) As set forth in Section 3.1(a), the JSC may, as necessary or appropriate and agreed to by the JSC, establish other Subcommittees and delegate tasks within its authority as expressly provided for hereunder to such Subcommittees. For clarity, each Subcommittee shall operate in the same manner as the JSC with respect to membership and meetings, provided that such Subcommittees shall have no decision-making authority, but shall instead operate by consensus and make recommendations to the JSC with respect to matters within its authority with respect to which it cannot reach consensus.

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3.4 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for that Party (each, an "Alliance Manager"). The Alliance Manager shall be permitted to attend meetings of the Committees as a non-voting observer, subject to the confidentiality provisions of Article 10. The Alliance Managers shall be the primary point of contact for the Parties with respect to the activities to be conducted under this Agreement. The name and contact information for the Alliance Managers, as well as any replacement(s) chosen by either Party in their sole discretion from time to time, shall be promptly provided to the other Party in writing.

3.5 Commercialization Working Group. Promptly, and in any event upon Janssen's receipt of top line Phase 3 results (or earlier if so determined by the JSC), the Parties shall establish a Commercialization Working Group (the "CWG") which shall include individuals from each Party with reasonable expertise in the areas of sales operation, sales management and marketing and have overall responsibility for operational Commercialization decisions. Janssen shall provide the Commercial Plan and Budget to the CWG on an annual basis for review and discussion. The CWG will review and discuss the Commercialization Plans and the Commercial Budget, including any updates or amendments thereto, and shall present them to the JSC on an annual basis for comment and endorsement. With regard to the Commercialization Plans and the Commercial Budget, Janssen shall consider the viewpoints of the CWG and JSC in good faith; provided that notwithstanding the foregoing or any other provision of this Agreement, Janssen shall have final decision-making authority with regard to all Commercialization decisions, including with respect to the Commercialization Plans and the Commercial Budget.

3.6 Finance Working Group. At such time as the JSC deems appropriate, Theravance and Janssen shall establish a joint Finance Working Group (the "Finance Working Group"), which shall report to the JSC. The Finance Working Group shall (a) coordinate and conduct the budgeting, accounting, reporting, reconciliation and other financial activities set forth in this Agreement and (b) perform the other functions that are expressly delegated to the Finance Working Group in this Agreement. The Finance Working Group shall include individuals from each Party with reasonable expertise in the areas of accounting, cost allocation, budgeting and financial reporting. Without limiting the foregoing, the Finance Committee will provide a forum for the Parties to develop the budgets for the Development and Manufacturing activities hereunder with respect to the Products, including for the Collaboration Plans and all Allowed Expenses, and to track the Parties' progress against such budgets. The Finance Working Group shall establish reasonable procedures for the Parties to share estimates prior to the end of such Calendar Quarter to enable each Party to meet its quarterly requirements.

3.7 Discontinuation of Committees. The activities to be performed by the JSC and its Subcommittees shall solely relate to governance under this Agreement, and are not intended to be or involve the delivery of services. The JSC and each Subcommittee shall continue to exist, unless the Parties mutually agree to disband such Committee, with consent to disband not to be

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unreasonably withheld by either Party, or, after the Opt-In Date, Theravance unilaterally disbands such Committee by providing Janssen with written notice thereof. Once a Committee is disbanded, such Committee shall have no further obligations under this Agreement and, thereafter, each Party shall designate a contact person for the exchange of information under this Agreement or such exchange of information shall be made through the Alliance Managers. In the event a Committee is disbanded, any decisions that are designated under this Agreement as being subject to the review or approval of such Committee shall be made by the Parties directly, subject to the other terms and conditions of this Agreement; provided that final decision making authority for such decisions shall be allocated to the Party having final decision making authority with respect thereto pursuant to Section 3.2(b).

ARTICLE 4

DEVELOPMENT; MANUFACTURE; REGULATORY

4.1 Overview. The Parties agree to conduct Development of Products as provided in this Article 4.

4.2 Collaboration Plans.

(a) General. The Parties will use Commercially Reasonable Efforts to Develop the Initial Product in accordance with the Clinical Development Plan and CMC Development Plan (together, the "Collaboration Plans"). The initial Collaboration Plans are set forth in Exhibit E and Exhibit F hereto.

(b) Clinical Development Plan. The Clinical Development Plan shall contain key Development activities (other than CMC Development Activities) necessary to complete Development of the Initial Product for an IBD Indication through the end of Phase 3, and may also include Development activities with respect to other Compounds and Products mutually agreed upon by the Parties. For clarity, the Parties shall not conduct Development activities with respect to a Compound or Product during the Development Term unless such activities are agreed by the JSC and set forth in the Clinical Development Plan. The Clinical Development Plan shall include a reasonably detailed description of such activities, a timeline for completion of such activities and the deliverables for such activities. Without limiting the foregoing, the Clinical Development Plan shall include:

(i) the Initial Trials, which will form the basis of the Triggering Data Package After Phase 2, as well as a budget for the Phase 2 Development Costs broken down by activity and by Calendar Year (the "Phase 2 Budget");

(ii) certain Development activities for Phase 3 Clinical Trials of the Product to commence prior to the Opt-In Date, including certain activities to support the ongoing Phase 2/3 UC Trial, such as the Phase 3 Maintenance Study and the Phase 3 OLE Study ("Pre-Opt-In Phase 3 Activities"); and

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(iii) Phase 3 Activities, and a budget for the Phase 3 Development Costs (including the Pre-Opt-In Phase 3 Activities) broken down by activity and by Calendar Year (the "Phase 3 Development Budget"). The initial Phase 3 Development Budget is attached hereto as Exhibit G.

(c) CMC Development Plan. The CMC Development Plan shall at all times contain the following CMC Development activities with respect to the Initial Compound and Initial Product, and may also include other CMC Development activities with respect to the Compounds and Products mutually agreed upon by the Parties. The CMC Development Plan shall include a reasonably detailed description of the activities set forth therein, a timeline for completion of such activities and the deliverables for such activities, including:

(i) Compound API production and release testing for the conduct of the Phase 2 Activities, the Compound API stability program, other CMC Development activities, such as formulation and analytical development studies required for Phase 2 Clinical Trial and Phase 3 Clinical Trial use and for Marketing Approval;

(ii) Development of a Compound API synthesis process at commercial scale that is intended for inclusion in Marketing Authorization Applications;

(iii) Product formulation development of Product for use in the Phase 2 Clinical Trials and Phase 3 Clinical Trials that is intended for inclusion in Marketing Authorization Applications and for Commercialization;

(iv) Product production, and release testing, packaging and labeling for the Phase 2 Activities and Phase 3 Activities;

(v) Selection of Compound API and Product manufacturers for Phase 2 Activities and Phase 3 Activities and for Commercialization; and

(vi) A budget setting forth the estimated costs for such activities described in (i)-(v) above (the "CMC Budget").

(d) Amendments. From time to time during the Development Term, either Party or a Subcommittee may submit proposed amendments to the Collaboration Plans to the JSC for review and approval. The JSC shall consider each such proposed amendment at its next scheduled meeting. If the JSC approves such proposed amendment in accordance with Section 3.1(a), the Clinical Development Plan or CMC Development Plan, as applicable, shall be deemed amended to reflect such amendment and such amended Clinical Development Plan or CMC Development Plan, as applicable, shall become effective and supersede the previous Clinical Development Plan or CMC Development Plan, as applicable, as of the date of such approval. If the JSC does not approve such proposed amendment, such matter shall be subject to escalation as described in Section 3.2(b).

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4.3 Collaboration CMC Activities.

(a) Responsibility. Subject to Section 4.3(b), each Party shall be responsible for conducting the Collaboration CMC Activities allocated to it in the CMC Development Plan. Each Party shall perform the CMC Collaboration Activities in accordance with the terms and conditions of this Agreement, in good scientific manner and in compliance with applicable Laws, including those relating to GMP. The JMC shall oversee the conduct of the Collaboration CMC Activities, and all decisions regarding the CMC Development Plan shall be discussed and reviewed by the JMC and approved by the JSC.

(b) Diligence. Each Party shall use Commercially Reasonable Efforts to conduct and complete the Collaboration CMC Activities allocated to it in the CMC Development Plan in accordance with the CMC Development Plan (including the timelines set forth therein). Each Party shall have day-to-day operational control over the Collaboration CMC Activities allocated to it in the CMC Development Plan.

4.4 Conduct of Activities during Development Term.

(a) Sponsorship. The Party responsible for conducting a Clinical Trial of a Product in accordance with this Article 4 and the Collaboration Plans (the "Conducting Party") shall be the sponsor of such Clinical Trial from a regulatory perspective (e.g. in the U.S., such Party will have the responsibilities of a sponsor as described in 21 C.F.R. 312.

(b) Notifications. The Conducting Party shall notify the other Party as soon as reasonably practicable in the event that the Conducting Party becomes aware of any of the following with respect to the applicable Clinical Trial:

(i) protocol changes proposed to be made by the Conducting Party and/or that may be required by any Regulatory Authority;

(ii) safety or technical issues;

(iii) expected or actual material delay, or the occurrence of any event that may reasonably be expected to give rise to a material delay; or

(iv) other material substantive issues.

Following receipt of notice of any such event, the Parties shall promptly meet to discuss the circumstance and the Conducting Party shall inform the other Party of its intended action plan to remedy (where possible) the issue and/or mitigate the delay risk to successful completion of the applicable Clinical Trial. In determining an action plan, the Conducting Party shall take the other Party's comments into consideration in good faith.

(c) IRB. The Conducting Party shall be responsible for obtaining any necessary approvals from institutional review boards (each, an "IRB") including, where

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applicable, obtaining approval of all Clinical Trial protocols, informed consents, investigator brochures, subject recruitment materials or plans, authorization of disclosure of confidential subject information, and any alterations to or waivers of the same, prior to commencement of any study. The Conducting Party shall not modify the protocol or the informed consent without the prior written agreement of the IRB.

(d) Informed Consent and Patient Authorization. The Conducting Party shall require the investigators for the Clinical Trial to obtain (i) an informed consent document, which shall have been approved by the IRB, signed by or on behalf of each human study subject prior to the subject's participation in the Clinical Trial; and (ii) a HIPAA authorization signed by or on behalf of each human study subject, as described in 45 C.F.R. Part 164 (or for sites outside of the United States, the foreign equivalent) (the "HIPAA Authorization"), which authorization shall contain such provisions as are necessary for the other Party to have access to patient data for purposes of conducting the Clinical Trial, analyzing the Clinical Trial results and for regulatory purposes with respect to the Products (e.g., seeking Marketing Authorization of, or supporting other Regulatory Materials for, the Products).

(e) Clinical Study Registration and Results Reporting. The Conducting Party shall be responsible for registering such Clinical Trial in the appropriate clinical study registry and reporting Clinical Trial results as may be required under applicable Laws.

(f) Samples. The Conducting Party shall accept, to the extent permitted by applicable Laws, responsibility for the retention of documentation and storage of samples of Products according to applicable Laws (provided that, with respect to Janssen as the Conducting Party, the necessary documentation and samples have been transferred by Theravance in accordance with this Agreement).

(g) Audits. With respect to any facility or site of the Party (or its Third Party subcontractors) at which a Party (or its Third Party subcontractor) conducts any Development activities pursuant to this Agreement, the other Party shall have the right, at its own expense, upon reasonable written notice to such Party, and during normal business hours, to inspect such site and facility of such Party (or, in the case of a Third Party subcontractor, to accompany such Party to inspect such Third Party subcontractor site to the extent that such Party has a right to provide access for such inspection) and any records relating thereto once per year and also for cause, to verify such Party's compliance with applicable Laws in carrying out its obligations under this Agreement, including those relating to GLP, GCP, GMP, pharmacovigilance and safety reporting, and requirements for the protection of human subjects. If a Party's agreement with such subcontractor does not permit the other Party to attend inspections, the Party will use good faith efforts to facilitate a direct agreement between the applicable subcontractor and such other Party to permit such inspections. In the event that any such facility or site is found to be non-compliant with GLP, GCP, GMP, pharmacovigilance and safety reporting, or requirements for the protection of human subjects during such an audit, and such non-compliance relates to or impacts any Development activities hereunder, the audited Party shall submit to the auditing Party proposed Corrective and Preventative Actions ("CAPA") within thirty (30) days after the auditing Party provides notice of such non-compliance. The auditing Party shall have the right to review and comment on such CAPA, which comments the audited Party shall consider in good faith. The

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audited Party shall use Commercially Reasonable Efforts to implement such CAPA promptly after review and comment by the auditing Party. The results of any audit conducted pursuant to this Section 4.4(g) shall be the Confidential Information of the audited Party.

(h) Manufacturing Site Audits. In addition to its rights under Section 4.4(g), each Party shall have the right at its own expense, upon reasonable written notice to such Party, and during normal business hours, to conduct an audit of the other Party's (or its Third Party subcontractor's, to the extent such other Party has the right to grant the other Party access to such sites, provided that, if a Party's agreement with such subcontractor does not permit the other Party such access, the Party will use good faith efforts to facilitate a direct agreement between the applicable subcontractor and such other Party to permit such access) manufacturing sites where any Manufacturing activities with respect to the Product or Compound API are conducted hereunder by the other Party (the "Manufacturing Party") (or its Third Party subcontractors). Audits of a Third Party subcontractor site will be conducted accompanied by the Manufacturing Party. Following the completion of any such audit, the auditing Party may request the remediation of deficiencies that are not in compliance with GMP and identified during such audit, and the Manufacturing Party shall use Commercially Reasonable Efforts to remediate such deficiencies.

(i) Audits by Regulatory Authorities. Each Party shall cooperate in good faith with respect to Regulatory Authority inspections of any site or facility of the other Party or its Affiliates or subcontractors where Collaboration Activities or other activities with respect to the Product are conducted pursuant to this Agreement by or on behalf of such Party (each, an "Audited Site"). Such Party shall inform the other Party as promptly as practicable and in any event within forty-eight (48) hours of receiving notice of such a Regulatory Authority audit and shall provide reasonable updates to the other Party regarding the audit status. In the event that any Audited Site is found to be non-compliant with one or more of GLP, GCP, GMP, current standards for pharmacovigilance and safety reporting, or requirements related to the protection of human subjects, and such non-compliance relates to or impacts any Collaboration Activities, the audited Party shall submit to the other Party proposed CAPA within forty-five (45)) days after the audited Party, its Affiliate, or its subcontractor receives notification of such non-compliance from the relevant Regulatory Authority. The other Party shall have the right to review and comment on such CAPA, which comments the audited Party shall consider in good faith. The audited Party shall use Commercially Reasonable Efforts to implement such CAPA.

(j) Records; Data Requirements.

(i) Each Party shall prepare and maintain, and shall cause its Affiliates and Third Party subcontractors to prepare and maintain, complete and accurate written records, accounts, notes, reports and data with respect to the Collaboration Activities (the "Collaboration Records"), in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes and in conformity with applicable Laws and such Party's standard practices, which Collaboration Records shall reflect all work done and results achieved in connection with the Collaboration Activities. Each Party shall retain, and cause its Affiliates and Third Party subcontractors to retain, the Collaboration Records for at least three (3) years from the completion of the Collaboration Activities or such longer period as may be required by applicable Laws.

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(ii) Each Party shall comply with Janssen's data policies set forth on Exhibit H with regard to Collaboration Records.

(k) Reports. During the Development Term:

(i) each Party shall provide quarterly updates on its progress with respect to the conduct of the Phase 2 Activities and Phase 3 Activities, and a summary of the data and results from such activities, at each meeting of the JSC;

(ii) each Party shall provide quarterly updates on its progress with respect to the conduct of Collaboration CMC Activities, and a summary of the data and results from such activities, at each meeting of the JMC; and

(iii) in addition to any such reports made to the JSC or JMC, each Party shall make its employees and consultants available for an in-person or telephonic meeting with the other Party at least once every Calendar Quarter to discuss its progress with respect to the conduct of the Collaboration Activities.

(l) Material Safety Issues. If, during the Development Term, either Party determines that there is a Material Safety Issue, such Party shall promptly notify the other Party and the JSC shall promptly meet to discuss such Material Safety Issue and to seek to approve an appropriate course of action to address such Material Safety Issue (which may include delaying, modifying, suspending or terminating one or more of the Collaboration Activities). During the pendency of such discussion, each Party may suspend or delay any Collaboration Activity allocated to it under the Collaboration Plans to the extent such activity is affected by such Material Safety Issue. If the JSC approves a course of action to address such Material Safety Issue, then the Parties shall thereafter take all reasonable actions necessary to implement such course of action. If the JSC does not approve a course of action to address such Material Safety Issue within twenty one (21) days after becoming aware of such Material Safety Issue, then either Party may refer such matter to the Executive Officers for discussion and attempted resolution. If the Executive Officers approve a course of action to address such Material Safety Issue, then the Parties shall thereafter take all actions necessary to implement such course of action. If the Executive Officers do not approve a course of action to address such Material Safety Issue within twenty one (21) days after the matter is referred to them, then, the matter shall be considered a Deadlocked Matter in accordance with Section 3.2(b); provided, however, that the Party with final decision-making authority may not exercise such authority to require the other Party to commence or continue any Collaboration Activity if the other Party determines, in good faith, that such Collaboration Activity should not be commenced or continued due to such Material Safety Issue and in such instance the Party with final decision-making authority would have the right to authorize a clinical research organization to conduct the particular activity on its own behalf.

(m) Transition and Technology Transfer.

(i) Prior to the Opt-In Date, Janssen may perform technology transfer activities, the cost of which shall be allocated in accordance with Section 6.3(a).

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(ii) To facilitate an orderly transition of the Development and Manufacture of the Compounds and Products from Theravance to Janssen:

1. promptly following the Opt-In Date [***] from the Opt-In Date, Theravance shall transfer to Janssen, and shall assign and hereby assigns (effective upon such transfer) to Janssen all its right, title and interest in, to and under, all INDs and other clinical trial agreements (subject to obtaining any required consents), safety databases and other Regulatory Materials (excluding any audit reports) that are specific to the Initial Compounds and Initial Products for Crohn's disease and then held by Theravance or its Affiliates; and

2. upon Janssen's request after the Opt-In Date, Theravance shall, and shall cause its Third Party manufacturer(s) (subject to the terms of any applicable agreement(s) with such Third Party manufacturer(s)), to transfer existing Manufacturing processes for, and existing inventories of, the Compound API and Products to Janssen (or its designee) and to provide reasonable technical assistance to Janssen (or its designee) in establishing Manufacturing processes for the Compounds and Products, pursuant to a mutually agreed CMC transfer plan and in accordance with Section 6.3, with Janssen to bear sixty-seven percent (67%) of such costs, and Theravance to bear thirty-three percent (33%).

(iii) After the Opt-In Date, Theravance will transfer any other Theravance Know-How reasonably requested by Janssen (e.g., assays) in order to Develop and Manufacture the Compounds and Products. Upon Janssen's request during the Term after the Opt-In Date, Theravance shall promptly provide to Janssen (a) complete sets of any preclinical or clinical data generated by or on behalf of Theravance with respect to any Compound or Product, (b) raw data tables with respect to the data described in clause (a), (c) CMC data or information generated by or on behalf of Theravance with respect to any Compound or Product or (d) any other Theravance Know-How that is necessary or specifically useful for the Development, Manufacture or Commercialization of Compounds and Products, in each case ((a) - (d)), to the extent that such information was not previously provided by Theravance to Janssen.

(iv) After the Opt-In Date, Janssen shall have the sole right and authority to Develop Compounds and Products in the Field in the Territory.

4.5 Combination Studies.

(a) [***]. For the avoidance of doubt, [***]. [***]. If the Parties cannot reach agreement with respect to the terms, the Parties shall refer such dispute to a neutral third party arbitrator reasonably agreeable to both Parties for determination.

(b) Notwithstanding Section 4.5(a), Janssen may conduct studies or research to develop a Combination Product by utilizing a Compound in combination with another compound according to the terms of this Section 4.5(b), and Theravance hereby grants a non-exclusive license

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to Janssen under Theravance IP for purposes of conducting such Combination Product studies, research and development during the Term.

(i) Prior to the Opt-In Date and subject to Section 2.3(c), Janssen shall not conduct any studies or research to develop a Combination Product, unless mutually agreed by the Parties.

(ii) Following the Opt-In Date, Janssen will provide advance notice to Theravance of any such non-clinical studies or research and shall promptly disclose the results of such studies and research to Theravance (subject to any applicable confidentiality obligations imposed on Janssen).

(iii) Following the Opt-In Date, Janssen will submit any proposed Combination Product Clinical Trials to the JSC for review and approval. Janssen will promptly disclose the results of any such approved Combination Product Clinical Trials to Theravance (subject to any applicable confidentiality obligations imposed on Janssen) and such results shall be discussed at the JSC.

(iv) Ownership of Patent Rights and other intellectual property developed pursuant to this Section 4.5 ("Combination Product IP") shall be in accordance with the terms of Section 7.1. Except to the extent that such intellectual property constitutes Theravance IP subject to the Commercial License, each such Party shall, and hereby does, grant the other a nonexclusive license to Combination Product IP, solely for purposes of conducting non-commercial, internal research activities in furtherance of efforts to identify new therapeutic and diagnostic agents.

4.6 Development Records. Each Party shall maintain complete, current and accurate records of all Development activities conducted by it hereunder, and all data and information resulting from such activities. Such records shall accurately and completely reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes.

4.7 Development Reports. Each Party shall keep the JDC reasonably informed of the Development activities performed by such Party under this Agreement. Without limiting the foregoing, at each regularly scheduled JDC meeting, each Party shall provide the JDC with a summary report of the Development or Manufacturing activities performed by it hereunder since the last JDC meeting and the results thereof. The JDC shall discuss the progress and results of the Parties' Development or Manufacturing activity hereunder, and each Party shall promptly respond to the other Party's reasonable questions or requests for additional information relating to such Development or Manufacturing.

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4.8 Manufacture.

(a) Prior to the Opt-In Date. Theravance shall be responsible, at its cost, for the Manufacturing and supply of all Products and Compound API required for the Initial Trials of the Initial Product and the Pre-Opt-In Phase 3 Activities initiated pursuant to the Collaboration Plans during the Opt-In Period, in accordance with the Collaboration Plans; provided that the costs of Manufacturing Product for the Pre-Opt-In Phase 3 Activities will be subject to Section 6.3(a). Theravance will conduct, and will use Diligent Efforts to ensure that its Affiliates and any Third Party manufacturer(s) conduct, such Manufacturing activities in accordance with the terms and conditions of this Agreement and in compliance with applicable Laws, including those relating to GMP.

(b) After the Opt-In Date. Except as set forth in this Section 4.8 or as otherwise agreed by the Parties and included in the Collaboration Plans, after Opt-In Date, Janssen shall have the sole responsibility to Manufacture clinical and commercial supplies of Compounds and Products. Janssen will conduct, and will use Diligent Efforts to ensure that its Affiliates and any Third Party manufacturer conducts, such Manufacturing activities in accordance with the terms and conditions of this Agreement and in compliance with applicable Laws, including those relating to GMP.

4.9 Regulatory Matters.

(a) Prior to the Opt-In Date. Prior to the Opt-In Date, Theravance shall be solely responsible for, and have sole authority with respect to, all regulatory matters with respect to the Products, and shall have the right to file, obtain and maintain, in its own name, all Regulatory Materials with respect to the Products; provided, however, that upon Theravance's request, Janssen may support regulatory activities in good faith and at its discretion with respect to the Product in the Territory prior to the Opt-In Date, including determination of regulatory strategy, review of Regulatory Materials, and attending meeting with Regulatory Authorities. Theravance shall have the sole responsibility for, and sole authority with respect to, communications with any Regulatory Authority regarding such Regulatory Materials; provided that Janssen shall have the right to attend and participate in all material meetings, conferences and discussions between Theravance and any Regulatory Authority to the extent pertaining to the Products. Theravance shall provide Janssen with reasonable advance notice of all such meetings, conferences and discussions and advance copies of all related documents and other relevant information relating to such meetings, conferences and discussions. Theravance shall provide Janssen with advance drafts of any material Regulatory Materials with respect to the Products that Theravance plans to submit to any Regulatory Authority reasonably in advance of filing where practicable for Janssen's review and comment. Janssen may provide comments regarding such Regulatory Materials prior to Theravance's submission of such materials to a Regulatory Authority, and Theravance shall use reasonable efforts to incorporate any reasonable comments received from Janssen prior to submission of such materials to any Regulatory Authority; provided that Theravance shall not be obligated to provide Janssen with more than ten (10) days (or such shorter period required by Regulatory Authorities) to review such Regulatory Materials. In addition, in the event Theravance is notified of any material regulatory or other inquiries from Governmental Entities with respect

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to the Products prior to the Opt-In Date, Theravance shall promptly notify Janssen of such inquiries.

(b) After the Opt-In Date. After the Opt-In Date, Janssen shall be solely responsible for, and have sole authority with respect to, seeking, obtaining and maintaining Marketing Approvals for the Products in the Field in the Territory and to conduct all related regulatory matters, including communications with any Regulatory Authority relating to the Products; provided that Theravance shall have the right to attend, in an observer capacity all material meetings, between Janssen and any Regulatory Authority pertaining to the Products; and provided further that Theravance may conduct the Phase 2/3 UC Study in accordance with the Collaboration Plans and manage interactions with Regulatory Authorities as sponsor of such study. Janssen shall provide Theravance with reasonable advance notice of all such meetings. Janssen will keep Theravance reasonably informed with respect to correspondence and meetings regarding the Products with Regulatory Authorities, and shall provide Theravance with copies of material Regulatory Materials and correspondence with respect thereto, submitted to or received from the FDA. Upon Janssen's request and at Janssen's expense, Theravance shall provide reasonable assistance as necessary for Janssen to file applications for Marketing Approval for the Products and obtain and maintain Marketing Approvals with respect to the Products as agreed in the then-current Collaboration Plan.

(c) Regulatory Inspection.

(i) Theravance shall promptly (and in any event within one (1) Business Day of becoming aware thereof) notify Janssen of any Regulatory Authority inspections or audits of Theravance's or its Affiliates' facilities relating to any Product or related activities with respect to the Development, or those related activities under the Collaboration Plans. Janssen shall have the right to be present at any such inspections, if permitted by such Regulatory Authority, and shall have the opportunity to provide, review and comment on any responses that may be required. Theravance shall provide Janssen with copies of all materials, correspondence, statements, forms and records received or generated pursuant to any such inspection. In addition to such obligations with respect to Regulatory Authority inspections, Theravance shall promptly (and in any event within one (1) Business Day following receipt thereof) notify Janssen of any information it receives regarding any threatened or pending action or communication by or from any Third Party, including a Regulatory Authority, that may materially affect the Development, Manufacturing, Commercialization or regulatory status of Products.

(ii) Janssen shall promptly (and in any event within one (1) Business Day of becoming aware thereof) notify Theravance of any Regulatory Authority inspections or audits relating to any Product or related activities under the Collaboration Plans or the Commercialization Plan. Janssen shall provide Theravance with copies of all materials, correspondence, statements, forms and records received or generated pursuant to any such inspection. In addition to such obligations with respect to Regulatory Authority inspections, Janssen shall promptly (and in any event within one (1) Business Day following receipt thereof) notify Theravance of any information it receives regarding any threatened or pending action or communication by or from any Third Party, including a Regulatory

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Authority, that may materially affect the Development, Manufacturing, Commercialization or regulatory status of Products.

4.10 Subcontracts. Each Party may perform its Development, Manufacturing and Commercialization obligations under this Agreement through one or more subcontractors, provided that (a) the subcontracting Party shall remain responsible for the work delegated to, and payment to (subject to Section 6.3), its subcontractors to the same extent it would if it had done such work itself and, (b) to the extent the subcontracting Party is a Third Party, the subcontracting Party shall enter into a written agreement with the subcontractor that is consistent with this Agreement, including provisions relating to confidentiality and intellectual property rights that are at least as restrictive as those in this Agreement.

ARTICLE 5

COMMERCIALIZATION

5.1 Commercialization Responsibilities. Janssen will have the exclusive right to conduct (subject to Section 5.2), and will have sole decision-making authority with respect to all aspects of the Commercialization of Compounds and Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan; (b) marketing and promotion (including Detailing); (c) booking sales and distribution and performance of related services; (d) handling all aspects of order processing, invoicing and collection, inventory and receivables; (e) publications; (f) providing customer support, including handling medical queries, and performing other related functions; (g) the review and approval of all promotional materials for compliance with applicable Law, including submission, where appropriate, to the applicable Regulatory Authority and (h) conforming its practices and procedures in all material respects to applicable Law relating to the marketing, detailing and promotion of the Products in the Field in the Territory. Janssen shall use Commercially Reasonable Efforts to obtain Marketing Approval for the Product and Commercialize a Product in each of the [***] following receipt of Marketing Approval of such Product in the applicable country. Promptly after the Opt-In Date and thereafter during the Term on an annual basis, [***] may be added to the Development Plan for approval by the JSC.

5.2 Theravance Commercialization Option.

(a) Grant of Commercialization Option. Theravance will have the option, on a Product-by-Product basis (but, for the avoidance of doubt, excluding Combination Products), to execute [***] of certain Commercialization activities, including Detailing and other direct sales activities, and Medical Affairs activities, such as medical science liaisons, publications, KOL relationship management and Phase 4 Clinical Trial participation, for each Product in the U.S. ("Commercialization Option").

(b) Exercise of Commercialization Option. To exercise the Commercialization Option with respect to a Product, Theravance shall provide notice to Janssen

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no later than [***] the date on which the first dose is administered to the last patient enrolled in the pivotal Phase 3 Clinical Trials for UC. Together with such notice, Theravance shall provide to Janssen evidence of Theravance's capability to perform the specified commercialization activities for such Product (and provide an estimate of anticipated expenses related to such activities), or Theravance's plans to build or acquire such capabilities. Theravance shall provide Janssen with an opportunity to review Theravance's plan with respect to Commercialization, including by confirming that Theravance has the appropriate staffing, resources, systems and budget to carry out such plan. If Theravance does not exercise the Commercialization Option with respect to the first Product for which Janssen delivers a Commercialization Plan pursuant to this Section 5.2(b), then the Commercialization Option shall not apply to any future Products. If Theravance exercises the Commercialization Option with respect to [***], Theravance shall [***] of the aggregate amount of Commercialization activities for all such Products [***] of the aggregate amount of Commercialization activities for any such Product. Effective upon Theravance's exercise of the Commercialization Option, subject to the terms and conditions of this Agreement, Janssen shall grant, and hereby grants, to Theravance a non-exclusive license under Janssen's Sole Inventions, including any Janssen Sole Patent Rights, for purposes of conducting such Commercialization activities as are assigned to Theravance in the Commercialization Plan or the Commercialization Agreement.

(c) Commercialization Agreement. Within [***] of exercising the Commercialization Option for a Product, Theravance and Janssen will negotiate and enter into a commercialization agreement for such Product consistent with the provisions of this Agreement, the key commercialization terms set forth in this Section 5.2 and such other terms as the Parties may agree and as are customary in an agreement of that type to govern the Parties' joint Commercialization of the Products in the U.S. (the "Commercialization Agreement"). Theravance shall have the right to designate an Affiliate incorporated in the U.S. to undertake the rights and obligations otherwise attributable to Theravance under the Commercialization Agreement with Janssen's prior written consent, not to be unreasonably withheld; provided that such consent is hereby provided with respect to Theravance Biopharma US, Inc., so long as it remains a U.S. entity and an Affiliate of Theravance.

(d) Authority of the Parties. Notwithstanding the Commercialization Option, Janssen shall maintain sole authority with respect to (i) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of Products; (ii) booking sales and distribution of the Product and performance of related services; (iii) handling all aspects of order processing, invoicing and collection, inventory and receivables for the Product; (iv) providing customer support, including handling medical queries, and performing other related functions; and (v) Manufacturing of Products for commercial use throughout the Territory. Additionally, subject to Section 5.2(b) and as otherwise agreed to by the Parties, Janssen shall [***], Janssen shall conduct the activities in Sections 5.2 and 5.3 for the U.S. in consultation with Theravance, including through the JSC.

(e) Terms of Commercialization Agreement. The Parties shall negotiate in good faith to include in the Commercialization Agreement such usual and customary terms as are typically found within co-promotion agreements, as well as provisions with respect to the co-

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detailing in the U.S. of each Product for which Theravance exercises the Commercialization Option, including the terms set forth below in this Section 5.2(e).

(i) [***].

(ii) The Commercialization Agreement would be subject to the same restrictions on assignment set forth in Section 13.7 of this Agreement.

(iii) [***].

(iv) A working group or other administrative body would be established by the Parties to serve solely as an information-sharing body with respect to each Party's Detailing and other Commercialization activities in the United States with respect to the Products, and not as a decision-making body.

(v) Theravance would contribute a percentage determined by the CWG of Janssen's planned Details for each such Product in the U.S. for each calendar year [***], as set forth in Janssen's call plan for such calendar year. Theravance would employ a number of sales representatives sufficient to provide the agreed percentage of Details for each such Product in the U.S. for each calendar year.

(vi) Following consultation through the CWG, Janssen would have the right to allocate the planned Details for each such Product in the U.S. for each calendar year between the Parties. The Parties would coordinate their Detailing activities for such Products in the U.S. in accordance with mutually agreed procedures.

(vii) Janssen would include the Detail Rate as Allowable Expense as part of the Profit (Loss) calculation for the Product in the U.S. The Detail Rate shall be determined by the CWG and commensurate with the fair market value of such activities as provided by Third Party contract sales organizations.

(viii) All Theravance sales representatives who would Detail any Product in the U.S. [***].

(ix) Theravance would compensate its sales representatives who detail each such Product in the U.S. [***].

(x) Each sales representative who details any Product in the U.S. on behalf of Theravance [***].

(xi) Theravance's sales representatives performing Details of a Product in the U.S. would be required to comply with applicable Laws and all of Janssen's reasonable instructions, quality standards, policies and guidelines which relate to the Commercialization of such Product and of which Theravance has been given reasonable written notice. Theravance would establish a compliance program and appoint a compliance officer to ensure that Theravance's detailing of such Product is in compliance with applicable Laws and such Janssen instructions, quality standards, policies and guidelines.

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Janssen would have the right to audit Theravance's records regarding performance under the Commercialization Agreement, solely for the purpose of determining Theravance's compliance with the Commercialization Agreement.

(xii) [***].

5.3 Commercialization Plan. On an annual basis, Janssen will prepare a plan for the Commercialization of the Products in the Field in the Territory ("Commercialization Plan") which will address key activities intended to achieve the successful Commercialization of Products in the Field in the United States during the following [***] and the Commercial Budget associated therewith. The Commercialization Plan will contain at least the depth and detail that are typical for Janssen's internal commercial plans for similar products (acknowledging decreasing depth and detail for latter portion of the [***] period), and shall set forth the number of sales representatives that Janssen anticipates requiring to complete the Details in such Commercialization Plan as well as key activities for the global Product brand that are included in Allowable Expenses. In accordance with Section 3.5, the initial Commercialization Plan shall be prepared and submitted to the CWG no later than [***] after the filing of the New Drug Application (as defined in the FD&C Act) for the Product with the FDA, and the Commercialization Plan shall be updated by Janssen annually thereafter, and submitted to the CWG.

5.4 Theravance Commercial Diligence. If Theravance enters into a Commercialization Agreement with respect to a Product, Theravance shall use Commercially Reasonable Efforts to Commercialize such Product in the United States, in each case, in accordance with the terms of this Article 5. Further, the Parties shall conduct their Commercialization activities with respect to the Product(s) in the Field in the Territory in accordance with applicable Laws and, with respect to the United States, the then-current Commercialization Plan.

5.5 Transparency Reporting. Janssen, and, in the event it exercises the Commercialization Option, Theravance, shall each be responsible for tracking and reporting transfers of value initiated and controlled by such Party and its Affiliates and its and its Affiliates' employees, contractors, and agents pursuant to the requirements of the marketing reporting laws or research expense reporting laws of any Governmental Authority in the Territory, including Section 6002 of the Patient Protection and Affordable Care Act, commonly referred to as the "Sunshine Act."

5.6 Labeling.

(a) U.S. For any period that Theravance exercises its Commercialization Option with respect to a Product, labeling for the Product in the Field in the U.S. shall include (unless prohibited by Law) the Janssen Housemark and the Theravance Housemark, each of which shall be given substantially equal exposure and prominence on such materials and, without limiting

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the foregoing agreed exposure and prominence, be in accordance with Janssen's master branding guidelines. In the event that Theravance does not exercise its Commercialization Option with respect to a Product, or ceases Commercializing such Product in the Field in the U.S., such Labeling shall include a reference (unless prohibited by Law) to the license from Theravance for the Product (for example, by stating "Licensed from Theravance Biopharma Ireland Limited") in the Labeling for the Products.

(b) Outside the U.S. All Labeling (other than promotional materials) for use with the Products in the Field outside the U.S. shall include a reference (unless prohibited by Law) to the license from Theravance for the Product (for example, by stating "Licensed from Theravance Biopharma Ireland Limited") in the Labeling for the Products.

ARTICLE 6

COMPENSATION

6.1 Upfront Payments. Within [***] after the Effective Date and receipt of an invoice from Theravance, Janssen shall pay to Theravance a one-time, non-refundable, non-creditable upfront payment of one hundred million Dollars ($100,000,000).

6.2 Opt-In Exercise Fee. Except as otherwise provided in Section 2.5(b), upon Janssen's exercise of the Option and the receipt of all necessary Clearances as provided in Section 2.2, Janssen shall pay to Theravance a one-time, non-refundable, non-creditable opt-in exercise fee of two hundred million Dollars ($200,000,000) (the "Opt-In Exercise Fee") on the Option Completion Date, as set forth in Section 2.2.

6.3 Cost Sharing.

(a) [***]. Notwithstanding the foregoing, Theravance shall be responsible for sixty seven percent (67%) and Janssen shall be responsible, and reimburse Theravance on a Calendar Quarterly basis, for thirty three percent (33%) of the FTE Costs and Out-of-Pocket Costs associated with Pre-Opt-In Phase 3 Activities. In the event that Janssen exercises the Option, Janssen shall reimburse Theravance for an amount equal to an additional [***] that are incurred by Theravance prior to the Opt-In Date in accordance with Section 6.9. [***]. The initial budget for activities prior to the Opt-In Date is included as Exhibit O.

(b) After the Opt-In Date, Theravance, or its Affiliate, shall be responsible and shall reimburse Janssen on a Calendar Quarterly basis in accordance with Section 6.9, for thirty three percent (33%), and Janssen shall be responsible for sixty seven percent (67%) of all Development Costs incurred by the Parties in accordance with the Development Budget, including Phase 3 Development Costs, Phase 3 CMC Development Costs and costs of the transfer of Manufacturing to an internal or external manufacturing site, including regulatory and filing fees (with respect to a Party, such percentage is referred to as its "Specified Percentage"), provided that Janssen shall be responsible for [***] of all Development Costs incurred in conducting Clinical

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Trials solely for purposes of addressing specific requirements provided by a Regulatory Authority of a specific jurisdiction(s) outside the U.S.

(c) Notwithstanding anything in this Section 6.3 to the contrary, [***]. If Theravance's aggregate payments pursuant to Section 6.3(a) for Development Costs incurred between the Opt-In Date and First Commercial Sale would exceed [***], then Theravance may, in its sole discretion, defer payment of all or a portion of its Specified Percentage of any additional Development Costs in excess of such amount incurred during such period ("Deferrable Costs") as provided below; [***]. Deferrable Costs shall accrue interest at the Applicable Rate, compounded annually.

(i) Janssen may recoup any Deferrable Costs actually deferred by Theravance, and any interest accrued thereon, by crediting such amount against any monies that Janssen is subsequently obligated to pay Theravance under this Agreement, including Theravance's share of Profit (Losses) for any Product and any milestones or royalties, as applicable; provided that Janssen shall allocate such recoupment such that amounts owed to Theravance hereunder during any given Calendar Quarter are not reduced by more than [***], and in such circumstance shall apply any portion of the recoupment that it did not collect because of such reduction below [***] to one or more subsequent Calendar Quarters in accordance with the terms of this provision; provided further that Theravance shall, in any case, repay any Deferrable Costs actually deferred by Theravance and accrued interest thereon within [***] after launch of the Initial Product in the United States.

(ii) In the event a First Commercial Sale does not occur or Janssen is otherwise unable to recoup all Deferrable Costs and accrued interest thereon prior to a determination to cease selling the Product, Theravance shall repay all Deferrable Costs to Janssen [***].

(iii) [***].

(d) Development Costs will not be included in Allowable Expenses for purposes of calculating Profit (Loss) in accordance with Exhibit M, and any amounts included in Allowable Expenses will not be included in Development Costs (and in any case no item of expense shall be counted more than once in Development Costs or Allowable Expenses).

(e) Solely with respect to Phase 3 Development Costs, but subject always to the cap set forth in Section 6.3(c):

(i) in the event a Party performing Phase 3 Activities for which it is responsible under the Clinical Development Plan incurs more than [***] of aggregate Phase 3 Development Costs budgeted for such activities, [***]; and

(ii) in the event a Party performing Collaboration CMC Activities for the Phase 3 Activities for which it is responsible under the CMC Development

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Plan incurs more than [***] of aggregate Phase 3 CMC Development Costs budgeted for such activities in the Phase 3 CMC Development Budget, [***].

(f) In the event that a dispute arises with respect to the amounts set forth in a report or invoice delivered under this Section 6.3, and the Parties are unable to resolve such dispute within twenty (20) Business Days after such dispute is first raised, the Parties shall follow the dispute resolution process as described in Section 12.1.

(g) The audit rights set forth in Section 6.13 shall apply to any payment made pursuant to this Section 6.3.

(h) Neither Party will double charge the other Party for any FTE costs or other costs or expenses under this Section 6.3.

6.4 Development Milestone Payments. Janssen shall notify Theravance [***] after the achievement by Janssen or its Affiliates or sublicensees of the development milestone events set forth in the table below. Thereafter, Theravance shall invoice Janssen for the corresponding milestone payment set forth in the table below, and Janssen shall pay each such invoice within [***] after receipt thereof. Each payment set forth in this Section 6.4 shall be non-refundable and non-creditable.

Development Milestone Event	Milestone Payment for First Primary Indication	Milestone Payment for Other Primary Indication	Milestone Payment for Other Indication
[***] ("Milestone 1")	[***]	[***]	[***]
[***] ("Milestone 2")	[***]	[***]	[***]

[***]. It shall not be necessary for the same Product to achieve the applicable milestone event in each of the three indication categories. Accordingly, the maximum amount payable by Janssen pursuant to this Section 6.4 is [***].

6.5 Sales Milestones. Janssen shall notify Theravance within [***] after the achievement by Janssen or its Affiliates or sublicensees of the sales milestone events set forth in the table below. Thereafter, Theravance shall invoice Janssen for the corresponding milestone payment set forth in the table below, and Janssen shall pay each such invoice within [***] after receipt thereof. Each payment set forth in this Section 6.5 shall be [***]. Each such sales milestone payment shall be

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[***]. For clarity, the milestone payments set forth in the table below [***] in accordance with this Section 6.5.

Sales Milestone Event	Sales Milestone Payment
Upon the first occasion that annual aggregate Net Sales of Products [***] in a calendar year exceeds [***]	[***]
Upon the first occasion that annual aggregate Net Sales of Products [***] in a calendar year exceeds [***]	[***]
Upon the first occasion that annual aggregate Net Sales of Products [***] in a calendar year exceeds [***]	[***]

6.6 Profit (Loss) Share in the United States. During the Profit (Loss) Term, the Parties shall share Profits (Losses) from the sale of the Products in the Field in the U.S. as follows: sixty seven percent (67%) to Janssen and thirty-three percent (33%) to Theravance. The sharing of Profits (Losses) set forth in this Section 6.6 shall be reported, calculated and paid in accordance with Section 6.9 below. Theravance shall have the right to assign its rights and obligations under this Section 6.6 to an Affiliate, subject to the same restrictions on assignment set forth in Section 13.7.

6.7 Profit (Loss) Term. The Parties shall share Profits (Losses) in accordance with Section 6.6 for so long as the Product is being Developed and Commercialized in the United States under this Agreement (the "Profit (Loss) Term"), provided that the Profit (Loss) Term shall expire in the event that annual Net Sales of the Product are [***].

6.8 Royalties Outside the U.S.

(a) Royalty Rates. Subject to this Section 6.8, Janssen shall pay to Theravance royalties on aggregate annual Net Sales of Products outside the United States, as calculated by multiplying the applicable royalty rate by the corresponding portion of Net Sales of Products outside the United States in each calendar year as set forth in the table below.

Royalties on Aggregate Net Sales Outside the United States
For that portion of annual aggregate Net Sales of Products outside the United States less than or equal to [***] Dollars [***]	[***]
For that portion of annual aggregate Net Sales of Products outside the United States greater than [***] Dollars [***] and less than or equal to [***] Dollars [***]	[***]
For that portion of annual aggregate Net Sales of Products outside the United States greater than [***] Dollars [***]	[***]

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By way of example, if annual Net Sales of a Product outside the U.S. during such calendar year were $1.2 billion, the royalties due with respect to such Product would equal [***].

(b) Royalty Term. Royalties shall be paid under this Section 6.8, on a Product-by-Product and country-by-country basis, [***].

(c) Royalty Reduction. On a country-by-country and Product-by-Product basis, [***].

(d) Third Party Blocking Intellectual Property. If Janssen obtains a license from a Third Party under any Third Party Blocking Intellectual Property Rights after the Opt-In Date, [***].

(e) Limit on Royalty Reductions During the Royalty Term. In no event shall the royalties paid to Theravance with respect to a particular Product in a particular country in a particular Calendar Quarter during the Royalty Term [***].

6.9 Reports and Payments.

(a) On or before the [***] of each Calendar Year, each Party will provide a written report to the other Party setting forth a rolling, non-binding annual forecast for Development Costs anticipated to be incurred by or on behalf of such Party or any of its Affiliates and the Allowable Expenses anticipated to be incurred by or on behalf of such Party or any of its Affiliates during the current Calendar Year broken out on a quarterly basis. In addition, approximately [***] days after the end of each Calendar Quarter, each Party will submit to the other Party a report setting for its then-current estimate of (i) (with respect to each Party's report) Development Costs and Allowable Expenses incurred by the reporting Party and (ii) (with respect to Janssen's report) Net Sales by or on behalf of Janssen and royalties owed to Theravance, in each case during such Calendar Quarter.

(b) Within [***] after the end of each Calendar Quarter after the Opt-In Date, Theravance shall submit to Janssen a written report setting forth in reasonable detail for such Calendar Quarter (i) Development Costs and (ii) Allowable Expenses incurred by Theravance. Within [***] after the end of each Calendar Quarter after the Opt-In Date, Janssen shall submit to Theravance a written report (each, a "Quarterly Report") setting forth in reasonable detail for such Calendar Quarter (i) gross sales of Products in the Territory by Janssen, its Affiliates and sublicensees, in the aggregate and on a regional basis, (ii) Net Sales in the Territory, in the aggregate and on a regional basis, (iii) royalties owed to Theravance on Net Sales outside the United States, (iv) Development Costs, (v) Allowable Expenses for Products sold in the U.S., (vi) technology transfer, (vii) Profits (Losses) and each Party's share thereof and (viii) the amounts due to or from the relevant Party, as well as the computation of each of the foregoing.

(c) Following receipt of such report, each Party shall reasonably cooperate to provide additional information as necessary to permit calculation and reconciliation for the

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applicable Calendar Quarter, and in a reasonable time in advance of applicable payments to accomplish the sharing of Profit (Loss) for the applicable Calendar Quarter.

(d) Subject to Section 6.10 below, within [***] following the end of each Calendar Quarter, the Parties shall make any reconciling payments necessary to effect the royalties owed to Theravance pursuant to Section 6.7, the sharing of Development Costs set forth in Section 6.3, and Profits (Losses) set forth in Section 6.6 for such Calendar Quarter. For clarity, if the amount of the Profits (Loss) is negative with respect to any Calendar Quarter, the Parties will share such negative Profit (Loss) in accordance with Section 6.6, and the under-paying Party will make any necessary payments to the other Party.

(e) [***].

(f) The reports required by this Section 6.9 shall be the reporting Party's Confidential Information subject to the protections of Article 10 of this Agreement.

6.10 Payment Disputes. In the event that the Finance Working Group cannot resolve a dispute regarding any amount reported by a Party or any amount owed under Section 6.8 above within [***], the JSC shall promptly meet and negotiate in good faith a resolution to such dispute. In the event that the JSC is unable to resolve such dispute within [***] after notice by the disputing Party, the Parties will follow the dispute resolution procedures set forth in Section 12.1.

6.11 Foreign Exchange. If any amounts that are relevant to the determination of amounts to be paid under this Agreement or any calculations to be performed under this Agreement are received or paid in a currency other than Dollars, then such amounts shall be converted to their Dollar equivalent as follows:

(a) Janssen will notify Theravance in writing of Janssen's Currency Hedge Rate for a given Calendar Year in advance of such Calendar Year, within 10 Business Days after the Currency Hedge Rate(s) are available from its Affiliates, which is customarily at the end of November of the preceding Calendar Year.

(b) The Currency Hedge Rate(s) as provided in the notice to Theravance will remain constant throughout the applicable Calendar Year and until Janssen notifies Theravance in writing of an updated Currency Hedge Rate in accordance with Section 6.11(a) above, and the Parties shall use such Currency Hedge Rate(s) to convert non-Dollar amounts to Dollars for the purpose of calculating Profit (Loss) for, and Development Costs incurred during, each Calendar Quarter in the applicable Calendar Year.

6.12 Manner and Place of Payment. All payments owed by Janssen under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by Theravance. All payments owed by Theravance under this Agreement

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shall be made by wire transfer in immediately available funds to a bank and account designated in writing by Janssen.

6.13 Records; Audits. Each Party shall keep, and shall cause its Affiliates and sublicensees to keep, such accurate and complete records of (i) for Janssen, Development Costs and Net Sales, for Products sold in the United States: Profits (Losses), Development Costs and Allowable Expenses, and for Products sold outside the United States: Net Sales, royalties, and the calculations thereof; and (ii) for Theravance, Development Costs and, for Products sold in the United States, Allowable Expenses, and the calculations thereof, in each case as are necessary to determine the amounts due to the other Party under this Agreement and such records shall be retained by each Party or any of its Affiliates or sublicensees (in such capacity, the "Recording Party") for at least the three (3) calendar years subsequent to the calendar year to which such costs, expenses or Net Sales, and Profits (Losses) relate. During normal business hours and with reasonable advance notice to the Recording Party, such records shall be made available for inspection, review and audit, at the request and expense of the other Party, by an independent certified public accountant, or the local equivalent, appointed by the other Party and reasonably acceptable to the Recording Party for the sole purpose of verifying the accuracy of the Recording Party's accounting reports and payments made or to be made pursuant to this Agreement; provided, however that such audits may not be performed by the other Party more than once per calendar year. Such accountants shall be instructed not to reveal to the auditing Party the details of its review, except for (i) such information as is required to be disclosed under this Agreement and (ii) such information presented in a summary fashion as is necessary to report the accountants' conclusions to the auditing Party, and all such information shall be deemed Confidential Information of the Recording Party. Following completion of an audit, the independent public accounting firm shall, prior to distribution to the auditing Party, share its report with the audited Party. If the audited Party provides the independent public accounting firm with justifying remarks for inclusion in the report, the independent public accounting firm shall incorporate such remarks into its report prior to sharing the conclusions of such independent public accounting firm with the auditing Party. All costs and expenses incurred in connection with performing any such audit shall be paid by the auditing Party unless the audit discloses at least a [***] shortfall with respect to Net Sales or excess with respect to costs or expenses, as applicable, in which case the Recording Party will bear the full cost of the audit for such calendar year. The auditing Party will be entitled to recover any shortfall in payments due to it (or overpayment made by it, as applicable) as determined by such audit, plus interest thereon calculated in accordance with Section 6.14. The documents from which were calculated the sums due under this Article 6 shall be retained by each Recording Party during the Term.

6.14 Interest on Late Payments. If either Party shall fail to make timely payment of any undisputed amount pursuant to this Article 6, any such payment that is not paid on or before the due date that is due under this Agreement shall bear interest, to the extent permitted by Laws, at the Applicable Rate, effective for the first date on which payment was delinquent and calculated on the number of days such payment is overdue or, if such rate is not regularly published, as published in such source as the JSC agrees.

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6.15 Tax Matters.

(a) Each Party will make all payments to each other under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by Laws (including, for the avoidance of doubt, withholding pursuant to section 1446 of the Tax Code, if applicable) in effect at the time of payment.

(b) Any Tax required to be withheld on amounts payable under this Agreement will promptly be paid by the Party making the payment (the "Payor") on behalf of the Party receiving the payment (the "Payee") to the appropriate Governmental Authority, and Payor will furnish Payee with proof of payment of such Tax. Any such Tax, to the extent withheld and paid to the appropriate Governmental Authority, shall be treated for all purposes of this Agreement as having been paid to the Payee. Any such Tax required to be withheld will be an expense of and borne by Payee.

(c) The Parties will cooperate with respect to all documentation required by any Governmental Authority or reasonably requested by either Party to secure a reduction in the rate of applicable withholding Taxes. If the withholding tax rate is reduced according to the provisions of an applicable double tax treaty or regulations applicable thereto, no deduction or withholding shall be made (or a reduced amount shall be deducted or withheld), in each case as applicable, only if the Payor is timely furnished with necessary documents or certification by the Payee issued by the Governmental Authority certifying that the payment is exempt from Tax or subject to a reduced tax rate or the Payee otherwise satisfies the requirements to obtain the treaty benefit in question.

(d) If Payor had a duty to withhold Taxes in connection with any payment it made to Payee under this Agreement but Payor failed to withhold, and such Taxes were assessed against and paid by Payor, then Payee will indemnify and hold harmless Payor from and against such Taxes, except interest and penalties to the extent such failure is attributable to Payor's gross negligence or willful misconduct. If Payor makes a claim under this Section 6.15(d), it will comply with the obligations imposed by Section 6.15(b) as if Payor had withheld Taxes from a payment to Payee.

6.16 Tax Returns.

(a) The Parties hereby agree to treat the activities giving rise to the Profits (Losses) in the United States as a partnership (the "Partnership") for U.S. federal and state income Tax purposes upon receipt of Marketing Approval for any Product by or on behalf of Janssen or its Affiliate in the U.S. for a first Indication. Janssen shall act as the Tax Representative for the Partnership. The designation of Tax Representative for such partnership will be effective only for activities conducted by the parties pursuant to this Section 6.16(a). In performing its responsibilities, the Tax Representative shall consider the interests and requests of both Parties, and except as noted below, the Tax Representative will not make any Tax elections or take any other material actions affecting Tax matters of the Partnership without obtaining the prior written consent of Theravance, with any disagreements over Tax matters resolved by the JSC.

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(b) To the extent attributable to any activities outside the U.S., the Parties hereby agree to treat the activities giving rise to royalties on Net Sales of the Product outside the United States as required under the applicable Laws of the relevant jurisdiction (the "Ex-U.S. Territory Activities"). For the avoidance of doubt, the Ex-U.S. Territory Activities shall be separate and distinct from the Partnership. The Parties will keep separate books and records with respect to the Partnership and the Ex-U.S. Territory Activities, as applicable.

(c) The Parties hereby agree that 100% of any deductions for Tax purposes attributable to amounts paid or incurred by Theravance pursuant to this Agreement shall be deductible or amortizable solely by Theravance, and 100% of any deductions for Tax purposes attributable to amounts paid or incurred by Janssen pursuant to this Agreement shall be deductible or amortizable solely by Janssen. All Tax returns reflecting any such amounts shall be filed (and any available elections to effect such intent, including a remedial allocation election, shall be made) consistent with the foregoing.

(d) For every other purpose besides the preparation and reporting of U.S. partnership income tax returns, the Parties understand and agree that their legal relationship to each other under applicable Law with respect to all activities is as set forth in Section 13.12.

ARTICLE 7

INTELLECTUAL PROPERTY MATTERS

7.1 Ownership of Inventions.

(a) Sole Inventions. Each Party shall solely own any Inventions made solely by it or its Affiliates' employees, agents, or independent contractors during the Term ("Sole Inventions").

(b) Joint Inventions. The Parties shall jointly own any Invention that is made jointly by employees, agents, or independent contractors of one Party or its Affiliates together with employees, agents, or independent contractors of the other Party or its Affiliates during the Term ("Joint Inventions"). All Patent Rights claiming Joint Inventions shall be referred to herein as "Joint Patent Rights." Except to the extent a Party is expressly limited by the terms of this Agreement, each Party shall be entitled to practice, license, assign and otherwise exploit the Joint Inventions and Joint Patent Rights without the duty of accounting or seeking consent from the other Party; upon the reasonable request of either Party, the other Party shall execute documents that evidence or confirm the requesting Party's right to engage in such activities. Inventorship shall be determined in accordance with U.S. patent laws.

7.2 Disclosure of Inventions. Each Party shall promptly disclose to the other Party, all Inventions made by such Party to which the other Party has rights hereunder, including any invention disclosures, or other similar documents, submitted to it by its employees, agents or independent contractors describing such Inventions, and shall promptly respond to reasonable requests from the other Party for additional information relating to such Inventions.

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7.3 Patent Prosecution.

(a) Janssen Sole Patent Rights. As between the Parties, Janssen shall have the sole and exclusive right to file, prosecute and maintain all Patent Rights claiming Janssen's Sole Inventions (collectively, the "Janssen Sole Patent Rights"), at its own cost and expense. Janssen shall consult with Theravance and keep Theravance reasonably informed of the status of the Janssen Sole Patent Rights and shall promptly provide Theravance with all material correspondence received from any patent authority in connection therewith. In addition, Janssen shall promptly provide Theravance with drafts of all proposed material filings and correspondence to any patent authority with respect to the Janssen Sole Patent Rights for Theravance's review and comment prior to the submission of such proposed filings and correspondence, provided, however, that all final decisions regarding such filings and correspondences shall rest solely in the discretion of Janssen. Janssen shall confer with Theravance and shall consider in good faith Theravance's comments with respect to the Janssen Sole Patent Rights, in each case prior to submitting such filings and correspondence. For the purpose of this Article 7, "prosecution" shall include conducting any inter partes review, post-grant review, or any other post-grant proceeding including any patent interference proceeding, opposition proceeding and reexamination.

(b) Theravance Sole Patent Rights.

(i) Prior to the Opt-In Date. Prior to the Opt-In Date, as between the Parties, Theravance shall have the sole right to file, prosecute and maintain all Theravance Patent Rights, including those claiming Theravance's Sole Inventions (the "Theravance Sole Patent Rights"), at its own cost and expense. Theravance shall consult with Janssen and keep Janssen reasonably informed of the status of the Theravance Patent Rights and shall promptly provide Janssen with all material correspondence received from any patent authority in connection therewith. In addition, Theravance shall promptly provide Janssen with drafts of all proposed material filings and correspondence to any patent authority with respect to the Theravance Patent Rights for Janssen's review and comment prior to the submission of such proposed filings and correspondence, provided, however, that all final decisions regarding such filings and correspondences shall rest solely in the discretion of Theravance. Theravance shall confer with Janssen and shall consider in good faith Janssen's comments with respect to the Theravance Patent Rights, in each case prior to submitting such filings and correspondence.

(ii) After the Opt-In Date. After the Opt-In Date, as between the Parties, Janssen shall have the first right to file, prosecute and maintain all Theravance Patent Rights, including the Theravance Sole Patent Rights, at its own cost and expense but in Theravance's name. Janssen shall consult with Theravance and keep Theravance reasonably informed of the status of the Theravance Patent Rights and shall promptly provide Theravance with all material correspondence received from any patent authority in connection therewith. In addition, Janssen shall promptly provide Theravance with drafts of all proposed material filings and correspondence to any patent authority with respect to the Theravance Patent Rights for Theravance's review and comment prior to the submission of such proposed filings and correspondence, provided, however, that all final decisions

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regarding such filings and correspondences shall rest solely in the discretion of Janssen. For clarity, Janssen's rights to file, prosecute and maintain Patent Rights pursuant to this Section 7.3 shall apply solely with respect to Theravance Patent Rights that Cover or are related to Compounds and Products that are subject to the Commercial License.

(iii) Option to Prosecute and Maintain Patent Rights. If Janssen decides not to file or, after filing to no longer prosecute or maintain, any Theravance Patent Rights in any jurisdiction in the Territory, it shall notify Theravance in writing at least sixty (60) days prior to any filing or payment due date or any other due date that requires action to prevent such loss of rights. Thereafter, Theravance shall have the sole right to file, prosecute, maintain, enforce and defend such Theravance Patent Rights in such jurisdiction at its own cost and expense, the Commercial License with respect to such Theravance Patent Right shall be non-exclusive, and Janssen's rights with respect to the prosecution and enforcement of such Theravance Patent Right under this Section 7.3 and Section 7.4 shall terminate; provided, however, that prior to commencing any suit or action with respect to any such Theravance Patent Right, Theravance shall first notify Janssen of its intention to commence such suit or action, and shall not commence such suit or action if, within thirty (30) days of such notice, Janssen identifies to Theravance in good faith and reasonable detail a material risk of a material negative impact on the Theravance Patent Rights resulting directly from such a suit or action, taking into account the potential impact on the value of the Product worldwide.

(c) Joint Patent Rights. As between the Parties, Janssen shall have the first right to file, prosecute and maintain all Joint Patent Rights, at its own cost and expense. Janssen shall consult with Theravance and keep Theravance reasonably informed of the status of the Joint Patent Rights and shall promptly provide Theravance with all material correspondence received from any patent authority in connection therewith. In addition, Janssen shall promptly provide Theravance with drafts of all proposed material filings and correspondence to any patent authority with respect to the Joint Patent Rights for Theravance's review and comment prior to the submission of such proposed filings and correspondences. Janssen shall confer with Theravance and consider in good faith Theravance's comments prior to submitting such filings and correspondences, provided, however, that all final decisions regarding such filings and correspondences shall rest solely in the discretion of Janssen. If Janssen decides to no longer prosecute or maintain any Joint Patent Right in any jurisdiction, it shall notify Theravance in writing at least sixty (60) days prior to any filing or payment due date or any other due date that requires action to prevent such loss of rights. Thereafter, Theravance shall have the right to prosecute and maintain such Joint Patent Right in such jurisdiction.

(d) Cooperation. Each Party shall provide the other Party all reasonable assistance and cooperation, at the other Party's request and expense, in the patent prosecution efforts provided in this Section 7.3, including providing any necessary powers of attorney, executing any other required documents or instruments for such prosecution, and making its personnel with appropriate scientific expertise available to assist in such efforts.

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7.4 Patent Enforcement.

(a) Notification. If either Party becomes aware of (i) any existing or threatened infringement, misappropriation or other violation or misuse by a Third Party of any Theravance IP or Joint Patent Rights, (ii) a declaratory judgment action asserting the invalidity, unenforceability or non-infringement of any Theravance IP or Joint Patent Rights, or (iii) an MAA for a Generic Product referencing a Product submitted to a Party or a Regulatory Authority, it shall promptly notify the other Party in writing to that effect, and the Parties will consult with each other regarding any actions to be taken.

(b) Enforcement Rights.

(i) Prior to the Opt-In Date, Theravance has the sole right to enforce and defend the Theravance Patent Rights. After the Opt-In Date, Janssen shall have the first right, but not the obligation, in the case of the Theravance Patent Rights to bring an appropriate suit or other action against any person or entity allegedly infringing any Theravance Patent Rights and to defend against any declaratory judgment action against any Theravance Patent Rights. Theravance shall provide reasonable assistance to Janssen in such enforcement or defense, at Janssen's request and expense, including joining such action as a party plaintiff to ensure legal standing if required by applicable Laws to pursue such action or if requested by Janssen. Janssen shall consult with Theravance and keep Theravance reasonably informed of the status of the enforcement of such Theravance Patent Rights, as the case may be. Janssen shall consider Theravance's comments with respect to the enforcement of such Theravance Patent Rights in good faith. Prior to settling any such suit or action, Janssen shall notify Theravance in writing as to the material terms of such proposed settlement and shall not execute such settlement without Theravance's written consent if Theravance identifies to Janssen in reasonable detail a material risk of a material negative impact on the Theravance Patent Rights, taking into account the potential impact on the value of the Product worldwide as a result of such settlement. If Janssen recovers monetary damages in such claim, suit or action, such recovery shall be allocated in accordance with this Section 7.4. With respect to litigation in the U.S., all costs and recoveries of the Parties in such litigation will be included in the Profit (Loss) calculation in accordance with Section 6.6. [***]. For clarity, Janssen's enforcement rights under this Section 7.4 shall apply solely with respect to Theravance Patent Rights that Cover or are related to Compounds and Products that are subject to the Commercial License.

(ii) If Janssen does not, within ninety (90) days after its receipt or delivery of notice under Section 7.4(a) or ten (10) days before the expiration date for filing an appropriate suit or responding to or taking any action (as applicable), initiate and prosecute any legal action to enforce or defend the Theravance Patent Rights with respect an infringement or declaratory judgment, then Theravance shall have the right, but not the obligation, to commence such a suit or take such an action to enforce the applicable Theravance Patent Rights. In such event, Janssen shall take appropriate actions in order to enable Theravance to commence a suit or take the actions set forth in the preceding sentence. Prior to settling any such suit or action, Theravance shall notify Janssen in writing as to the material terms of such proposed settlement and shall not execute such settlement without Janssen's written consent if Janssen identifies to Theravance in reasonable detail a

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material risk of a material negative impact on the Theravance Patent Rights, taking into account the potential impact on the value of the Product worldwide as a result of such settlement. Prior to Theravance commencing such a suit or action, Theravance shall consider in good faith any reasonable business concerns, of which Janssen notifies Theravance in writing within ninety (90) days after Janssen's receipt or delivery of notice under Section 7.4(a). If Janssen identifies to Theravance in reasonable detail a material risk of a material negative impact on the Theravance Patent Rights resulting directly from such a suit or action, taking into account the potential impact on the value of the Product worldwide, then Theravance shall not commence any such suit or action. If Theravance recovers monetary damages in such claim, suit or action, such recovery shall be allocated in accordance with this Section 7.4. With respect to litigation in the U.S., all recoveries of the Parties in such litigation (after Theravance has recovered its costs and expenses (including those reimbursed to Janssen) incurred in conducting such litigation) will be included in the Profit (Loss) calculation in accordance with Section 6.6. [***].

(c) Collaboration. Each Party shall provide to the enforcing Party reasonable assistance in such enforcement under this Section 7.4, at such enforcing Party's request and expense, including joining such action as a party plaintiff to ensure legal standing if required by applicable Laws to pursue such action or if requested by the enforcing Party. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts and shall reasonably consider the other Party's comments on any such efforts. The non-enforcing Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the enforcing Party.

7.5 Enforcement of Janssen Sole Patent Rights and Joint Patent Rights.

(a) Janssen shall have the sole right, but not the obligation, in the case of the Janssen Sole Patent Rights and first right, but not the obligation, in the case of the Joint Patent Rights to bring an appropriate suit or other action against any person or entity allegedly infringing any Janssen Sole Patent Rights or Joint Patent Rights, as the case may be, and to defend against any declaratory judgment action against any Janssen Sole Patent Rights or Joint Patent Rights, as the case may be. Theravance shall provide reasonable assistance to Janssen in such enforcement or defense, at Janssen's request and expense, including joining such action as a party plaintiff to ensure legal standing if required by applicable Laws to pursue such action or if requested by Janssen. Prior to settling any such suit or action with respect to Joint Patent Rights, Janssen shall notify Theravance in writing as to the material terms of such proposed settlement and shall not execute such settlement without Theravance's written consent if Theravance identifies to Janssen in reasonable detail a material risk of a material negative impact on the Joint Patent Rights, taking into account the potential impact on the value of the Product worldwide as a result of such settlement. Except as set forth below in this Section 7.5(a), if Janssen recovers monetary damages in such claim, suit or action with respect to the Janssen Sole Patent Rights, such recovery shall be retained by Janssen. If Janssen recovers monetary damages in such claim, suit or action with respect to the Joint Patent Rights, any portion of such recovery remaining after Janssen recoups its

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costs and expenses associated with such litigation shall be shared equally by the Parties. Notwithstanding the foregoing, to the extent that Janssen enforces a Janssen Sole Patent Right or Joint Patent Right against a Product sold by a Third Party or a product sold by a Third Party that directly competes with a Product sold by Janssen, or its Affiliates or sublicensees, in each case, in the U.S., all costs and recoveries of the Parties in such litigation will be included in the Profit (Loss) calculation in accordance with Section 6.6; provided that Janssen shall promptly inform Theravance of its intent to bring such an enforcement action, and shall keep Theravance fully informed with respect to the progress of such enforcement action and consider in good faith any comments provided by Theravance with respect thereto.

(b) In the case of any existing or threatened infringement of, or declaratory judgment against, any Joint Patent Rights, if Janssen does not, within ninety (90) days after written request by Theravance or ten (10) days before the expiration date for filing an appropriate suit or responding to or taking any action (as applicable), commence a suit to enforce the applicable Joint Patent Right or take other action to defend such declaratory judgment action with respect to the applicable Joint Patent Right, and does not identify to Theravance in reasonable detail a material risk of a material negative impact on the Joint Patent Rights resulting directly from such a suit or action, taking into account the potential impact on the value of the Product worldwide, then Theravance shall have the right, but not the obligation, to commence such suit or take such action. Janssen shall provide reasonable assistance to Janssen in such enforcement or defense, at Theravance's request and expense, including joining such action as a party plaintiff to ensure legal standing if required by applicable Laws to pursue such action or if requested by Theravance. Theravance shall not settle any such suit or action in any manner that would have a material adverse impact on the applicable Joint Patent Rights or the ability to sell Products, if Janssen identifies to Theravance in reasonable detail a material risk of a material negative impact on the Joint Patent Rights as a result of such settlement. If Theravance recovers monetary damages in such claim, suit or action with respect to the Joint Patent Rights, any portion of such recovery remaining after Theravance recoups its costs and expenses associated with such litigation, shall be shared equally by the Parties. Notwithstanding the foregoing, to the extent that Theravance enforces a Joint Patent Right against a Product sold by a Third Party or a product sold by a Third Party that directly competes with a Product sold by Janssen, or its Affiliates or sublicensees, in each case, in the U.S., all costs and recoveries of the Parties in such litigation will be included in the Profit (Loss) calculation in accordance with Section 6.6; provided that Theravance shall promptly inform Janssen of its intent to bring such an enforcement action, and shall keep Janssen fully informed with respect to the progress of such enforcement action and consider in good faith any comments provided by Janssen with respect thereto.

7.6 Patent Term Extensions. The Parties shall cooperate in seeking and obtaining patent term extensions (including any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to the Theravance Patent Rights or the Joint Patent Rights and Products. Janssen shall have the sole right and responsibility to obtain patent term extensions or supplemental protection certificates or their equivalents with respect to the Janssen Sole Patent Rights and the Product, and shall report to Theravance on the status thereof.

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7.7 Personnel Obligations. Prior to beginning work under this Agreement relating to any Development of a Product, each employee, agent or independent contractor of a Party or its Affiliates shall be bound by invention assignment obligations that are consistent with the obligations of such Party in this Article 7, including: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning to such Party all of the right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) cooperating in the preparation, filing, prosecution, maintenance and enforcement of any Patent Rights; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) complying with obligations of confidentiality and non-use consistent with those contained in this Agreement.

7.8 Trademarks. Subject to Section 5.6, Janssen shall have the sole and exclusive right to, in its sole discretion, select (and conduct clearance searches for) the trademarks used to brand the Products in the Territory for the Products, which may vary by country or within a country (the "Product Marks"). As between the Parties, Janssen shall own all rights in the Product Marks and shall register and maintain, in its sole discretion and at its own cost and expense, the Product Marks in the countries and regions in the Territory that it determines to be appropriate. Janssen shall have the sole right, in its discretion and at its expense, to defend and enforce the Product Marks.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES; COVENANTS

8.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

(a) Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated or otherwise formed.

(b) Corporate Power, Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c) No Conflicts. It has not entered, and shall not enter, into any material agreement that is in conflict with the rights granted by it under this Agreement, and has not taken and shall not take any action that would in any material way prevent it from granting the rights granted to, or contemplated to be granted to, the other Party under this Agreement, or that would

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otherwise materially conflict with or adversely affect such other Party's rights under this Agreement.

(d) Anti-Corruption Laws.

(i) Each Party understands that the other Party is required to and does abide by the United States Foreign Corrupt Practices Act ("FCPA"), the United Kingdom Bribery Act ("UKBA") and any other applicable anti-corruption laws (collectively, the "Anti-Corruption Laws"). Each Party represents and warrants that no one acting on its behalf with respect to its rights and obligations arising from this Agreement will give, offer, agree or promise to give, or authorize the giving directly or indirectly, of any money or other thing of value to anyone as an inducement or reward for favorable action or forbearance from action or the exercise of influence (a) to any governmental official or employee (including employees of government-owned and government-controlled corporations or agencies), (b) to any political party, official of a political party, or candidate, (c) to an intermediary for payment to any of the foregoing, or (d) to any other person or entity in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as receiving a permit or license.

(ii) Without limiting any other provision in this Section 8.1(d), either Party may suspend payment to the other hereunder, upon prior written notice, if (i) the other Party becomes subject to an investigation of potential violations of the FCPA or (ii) the other Party, in the reasonable determination of the paying party, fails to comply with the provisions of any Anti-Corruption Laws, including the FCPA, and such investigation, or such failure, would reasonably be expected to adversely impact in any significant manner the Commercialization of the Product in the Field in the Territory.

(iii) Each Party warrants that all persons acting on its behalf with respect to its rights and obligations arising from this Agreement will comply with all applicable Laws in connection with all work conducted hereunder, including the Anti-Corruption Laws if any, prevailing in the country(ies) in which it has its principal places of business or performs work hereunder.

(iv) Each Party further warrants and represents that should it learn or have reason to suspect any breach of its covenants in this Section 8.1(d), it will immediately notify the other Party.

(v) Each Party may appoint a certified public accounting firm to perform a financial audit to determine whether the other Party is in compliance with the terms of this Section 8.1(d). Each Party hereby agrees to grant the certified public accounting firm commercially reasonable access to its books, records, systems and accounts to the extent they pertain to transactions covered by this Agreement and are necessary for such purpose.

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(e) Trade Control Laws.

(i) Each Party with respect to its rights and obligations arising from this Agreement will fully comply with all applicable export control, economic sanctions laws and anti-boycott regulations of the United States of America and other governments, including the U.S. Export Administration Regulations (Title 15 of the U.S. Code of Federal Regulations Part 730 et seq.) and the economic sanctions rules and regulations implemented under statutory authority and/or President's Executive Orders and administered by the U.S. Treasury Department's Office of Foreign Assets Control (Title 31 of the U.S. Code of Federal Regulations Part 500 et seq.) (collectively, "Trade Control Laws").

(ii) Each Party acknowledges and confirms that Trade Control Laws apply to its activities, its employees and Affiliates under this Agreement.

(iii) No Compound or Product will be directly or indirectly shipped by the other Party to any country subject to U.S. or U.N. economic sanctions without the necessary licenses, even for transfer to non-sanctioned countries.

(iv) Neither Party shall be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, services and/or technical data that may be prohibited by applicable Trade Control Laws if performed by such Party.

(v) Each Party hereby represents and warrants that it is not included on any of the restricted Party lists maintained by the U.S. Government, including the Specially Designated Nationals List administered by the U.S. Treasury Department's Office of Foreign Assets Control; the Denied Persons List, Unverified List or Entity List maintained by the U.S. Commerce Department's Bureau of Industry and Security; or the List of Statutorily Debarred Parties maintained by the U.S. State Department's Directorate of Defense Trade Controls.

(vi) Each Party shall commit to maintaining awareness of the importance of Trade Control Laws throughout its organization. Each Party shall take such actions as are necessary and reasonable to prevent Compound and Product from being exported or re-exported to any country, entity and/or individual subject to U.S. trade sanctions, unless prior approval of the other Party, and relevant permission and/or license from the U.S. government has been obtained.

(vii) Each Party will keep accurate and consistent records with respect to its rights and obligations arising from this Agreement of all transactions covered by the Trade Control Laws for a minimum of five (5) years from the date of export or re-export; the date of expiration of any applicable license; or, other approval or reliance on any application of license exception or exemption.

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8.2 Additional Representations and Warranties of Theravance. Theravance represents and warrants and, as applicable, covenants to Janssen as follows, as of the Effective Date:

(a) Title; Encumbrances. Theravance is the sole and exclusive owner of the Patent Rights listed on Exhibit A as owned by Theravance, and the exclusive licensee of the Patent Rights listed on Exhibit A as licensed by Theravance, and has the full and legal rights and authority to license to Janssen the Theravance IP for the purposes expressly provided in this Agreement.

(b) License Agreements. Exhibit A identifies any license agreement pursuant to which any Theravance Patent Rights that Cover a Compound are licensed to Theravance or any of its Affiliates. Each such license agreement is in effect and is valid and binding on Theravance or such Affiliate, enforceable in accordance with its terms, and neither Theravance nor any of its Affiliates, nor to the knowledge of Theravance is any third party, in material breach or default under any such agreement.

(c) Patent Matters. Exhibit A is an accurate listing of all patents and patent applications Controlled by Theravance as of the Effective Date that include any claim Covering or that may be necessary or useful for the development, manufacture, use, offer for sale, sale or import of the Compounds or the Initial Products as contemplated herein.

(d) Royalties and Payments. Theravance is not subject to any royalty or other payment obligation to any Third Party with respect to the practice, or grant of rights to Janssen to practice, any of the Theravance Patent Rights or Theravance Know-How, in each case existing as of the Effective Date, other than as set forth in Exhibit A.

(e) Validity. To Theravance's knowledge, there is no fact or circumstance that would cause Theravance to reasonably conclude that any of the issued patents in the Theravance Patent Rights is invalid or unenforceable.

(f) Inventorship. To Theravance's knowledge, the inventorship of each of the Theravance Patent Rights is properly identified on the corresponding patent or patent application, and Theravance or its Affiliate is listed in the records of the appropriate governmental authorities as the sole and exclusive owner of record, if applicable, for each registration, grant and application included in such Theravance Patent Rights that are owned by Theravance or such Affiliate.

(g) Good Standing. All official fees, maintenance fees and annuities for the Theravance Patent Rights have been paid and all administrative procedures with Governmental Authorities are in process or have been completed for the Theravance Patent Rights such that the Theravance Patent Rights are pending, subsisting or in good standing (as applicable).

(h) Notice of Infringement. Theravance has not received any written notice or written threat from any Third Party asserting or alleging that any Development or use of any Compounds or Products by Theravance infringed or that Commercialization of the Compounds or Products would infringe the issued or pending Patent Rights of such Third Party and, to the

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knowledge of Theravance, the commercial making, using, selling, offering for sale or importing of the Initial Compound would not infringe the Patent Rights of any Third Party.

(i) Notice of Misappropriation. Theravance has not received any written notice or written threat from any Third Party asserting or alleging that any Development of use of Compounds or Products by Theravance prior to the Effective Date misappropriated or violated the intellectual property rights of such Third Party.

(j) Third Party Infringement. To Theravance's knowledge, [***] no Third Party is infringing or has infringed any issued Theravance Patent Rights, misappropriated any Theravance Know-How or violated any other Theravance intellectual property rights, and Theravance is not aware of any Compound or Product of any Third Party that, if commercially sold, would infringe the Theravance Patent Rights.

(k) No Proceeding. There are no pending, and to Theravance's knowledge, no threatened, adverse actions, suits or proceedings (including interferences, reissues, reexaminations, cancellations, oppositions, nullity actions, invalidation actions or post-grant reviews) against Theravance or its Affiliates involving the Theravance IP or Products.

(l) Compliance. Theravance's Development of the Compounds and the Products prior to the Effective Date has been conducted in compliance with all Applicable Laws and regulatory standards in all material respects.

(m) No Debarment. As of the Effective Date, neither Theravance nor any of its Affiliates, employees, consultants or contractors is or has been debarred by any Regulatory Authority.

8.3 Mutual Covenants.

(a) No Debarment. In the course of the Development and manufacture of the Products, neither Party shall use any employee or consultant who has been debarred by any Regulatory Authority or, to such Party's knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall notify the other Party in writing promptly upon becoming aware that any of its employees or consultants involved in the Development or manufacture of the Compound or the Products has been debarred or is the subject of debarment proceedings by any Regulatory Authority. Upon written request from the other Party, a Party shall, within ten (10) days provide written confirmation that it has complied with the foregoing obligation.

(b) Compliance. Each Party and its Affiliates shall comply in all material respects with all Laws applicable to the Development, manufacture and Commercialization of Products and performance of its obligations under this Agreement, including, to the extent applicable, the statutes, regulations and written directives of the FDA (including GCP, GLP, and GMP), the EMA and any Regulatory Authority having jurisdiction in the Territory, the FD&C Act, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law,

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42 U.S.C. § 1320a-7b(b), the statutes, regulations and written directives of Medicare, Medicaid and all other health care programs, as defined in 42 U.S.C. § 1320a-7b(f).

8.4 Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY PRODUCT WILL BE ACHIEVED.

ARTICLE 9

INDEMNIFICATION

9.1 Indemnification by Theravance. [***].

9.2 Indemnification by Janssen. [***].

9.3 Losses from Third Party Claims; Exclusion of Costs Due to Breach or Subject to Indemnification. In the event of any Claims that result in Losses being incurred by any Theravance Indemnitee or any Janssen Indemnitee, where such Claims and associated Losses: (a) are not within the indemnification obligations described in Section 9.1 or 9.2; and (b) arise as a result of the Development, Manufacture or Commercialization activities conducted by either Party on or after the Effective Date with respect to any Product sold, or to be sold, in the United States, such Losses shall constitute Allowable Expenses to be included in the Profit (Loss) calculation pursuant to Section 6.6. If any such Claim arises, the Party against which such Claim is brought shall promptly notify the other Party in writing of the Claim, and the JSC shall determine which Party shall manage and control the defense of such Claim and its settlement (the "Defending Party"). In the event that the JSC fails to agree with respect to which Party shall be the Defending Party, the Party against which such Claim is brought shall be the Defending Party and shall manage and control, at its sole expense, the defense of the Claim and its settlement. Notwithstanding the foregoing, no settlements shall be finalized without obtaining approval of the JSC, taking the other Party's (the "Non-Defending Party") comments into consideration in good faith. The Non-Defending Party shall cooperate with Defending Party and may, at its discretion and expense, be represented in any such action or proceeding.

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9.4 Indemnification Procedures. The Party claiming indemnity under this Article 9 (the "Indemnified Party") shall give written notice to the Party from whom indemnity is being sought (the "Indemnifying Party") promptly after learning of such Claim. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party's expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. Unless the settlement involves only the payment of money, the Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld, conditioned or delayed. So long as the Indemnifying Party is conducting the defense of the Claim in good faith, the Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Article 9.

9.5 Insurance. Each Party, at its own expense, shall procure and maintain product liability insurance, self-insurance or captive insurance adequate to cover the activities to be conducted by such Party and its obligations under this Agreement that are consistent with normal business practices of prudent companies similarly situated; provided however, that in no event shall such product liability insurance be written in amounts less than [***] per claim or per occurrence and annual aggregate. All such insurance shall include worldwide coverage. Prior to the initiation of any Clinical Trial of a Compound or Product, the Party responsible for such Clinical Trial shall secure, and maintain in full force and effect, clinical trial insurance as required by applicable Law in those territories where such Clinical Trial shall be conducted. It is understood that such insurance shall not be construed to create a limit of either Party's liability with respect to its indemnification obligations under this Article 9. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change of such insurance that could materially adversely affect the rights of such other Party hereunder. Notwithstanding the foregoing, either Party's failure to maintain adequate insurance shall not relieve that Party of its obligations set forth in this Agreement. The Parties acknowledge and agree that Janssen may meet its obligations under this Section 9.5 through self-insurance consistent with the levels set forth herein with prior written notice to Theravance. In such event, Janssen shall provide a written certification of such self-insurance to Theravance upon request.

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ARTICLE 10

CONFIDENTIALITY

10.1 Confidentiality. Each Party agrees that, during the Term and for a period of ten (10) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party pursuant to this Agreement, except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties. The foregoing confidentiality and non-use obligations shall not apply to any portion of the other Party's Confidential Information that the receiving Party can demonstrate by competent written proof:

(a) was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) was disclosed to the receiving Party or its Affiliate by a Third Party who has a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party; or

(e) was independently discovered or developed by the receiving Party or its Affiliate without access to or aid, application or use of the other Party's Confidential Information, as evidenced by a contemporaneous writing.

As between the Parties, each Party shall own its Confidential Information.

10.2 Authorized Disclosure. Notwithstanding the obligations set forth in Section 10.1, a Party may disclose the other Party's Confidential Information and the terms of this Agreement to the extent:

(a) such disclosure is reasonably necessary to its employees, agents, consultants, contractors, licensees or sublicensees on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights under this Agreement; provided that in each case, the disclosees are bound by written obligations of confidentiality and non-use consistent with those contained in this Agreement; or

(b) such disclosure is reasonably necessary to any bona fide potential or actual investor, acquirer, merger partner, licensee, sublicensee, or other financial or commercial partner

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for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; provided that in connection with such disclosure, such Party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Confidential Information and, in each case, the disclosees are bound by written obligations of confidentiality and non-use consistent with those contained in this Agreement; or

(c) such disclosure is reasonably necessary to comply with applicable Laws, rules or regulations promulgated by Governmental Authorities or applicable securities exchanges, court order, or administrative subpoena or order; provided that the Party subject to such Laws, rules, regulations, court order, or administrative subpoena or order shall (i) promptly notify the other Party prior to making such required disclosure; (ii) provide reasonable prior advance notice of the proposed text of such disclosure to the other Party for its prior review; (iii) use good faith efforts to incorporate the reviewing Party's reasonable comments thereon and (iv) use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order preventing or limiting the required disclosure.

10.3 Technical Publication.

(a) During the Term, Theravance shall have the right to publish and otherwise publicly disclose peer reviewed manuscripts, or provide other forms of public disclosure including abstracts and presentations, of results of studies carried out by or on behalf of the Parties under the Collaboration Plans, including on clinicaltrials.gov, subject to compliance with this Section 10.3. In the event that Theravance desires to make such a publication or public presentation of any Collaboration Know-How, it shall provide Janssen with at least thirty (30) days to review and comment on such proposed publication or presentation prior to its submission for publication or presentation. Janssen shall have the right to delay publication or presentation for up to an additional sixty (60) days in order to enable patent applications protecting each Party's rights in such information to be filed, and Janssen shall also have the right to prohibit the disclosure of any of its Confidential Information contained in any such proposed publication or presentation. In any permitted publication or presentation by a Party, the other Party's contribution shall be duly recognized, and co-authorship shall be determined, in accordance with customary standards.

(b) Prior to the Opt-In Date, Janssen shall not make any publications or presentations regarding the results of the Collaboration Plans or the Products without Theravance's prior written consent. After the Opt-In Date, Janssen shall have the right to publish and otherwise publicly disclose peer reviewed manuscripts, or provide other forms of public disclosure including abstracts and presentations, of results of studies carried out by or on behalf of the Parties under the Collaboration Plans for the applicable Product concerning the Development and Commercialization of such Product, including on clinicaltrials.gov, subject to compliance with this Section 10.3. In the event that Janssen desires to make such a publication or public presentation of any Collaboration Know-How, it shall provide Theravance with at least thirty (30) days to review and comment on such proposed publication or presentation prior to its submission for publication or presentation. Theravance shall have the right to delay publication or presentation for up to an additional sixty (60) days in order to enable patent applications protecting each Party's rights in such information to be filed, and Theravance shall also have the right to prohibit the

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disclosure of any of its Confidential Information contained in any such proposed publication or presentation. In any permitted publication or presentation by a Party, the other Party's contribution shall be duly recognized, and co-authorship shall be determined, in accordance with customary standards.

10.4 Publicity; Term of Agreement.

(a) The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 10.4 or Section 10.2.

(b) Each Party may, but is not obligated to, make a public announcement of the execution of this Agreement in accordance with this Section 10.4(b), which shall be issued at a time to be mutually agreed by the Parties no later than two (2) Business Days after the execution of this Agreement. Except as required to comply with applicable Laws or as permitted by Section 10.2, each Party agrees not to issue any press release or other public statement disclosing any information relating to this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. A Party commenting on such a proposed public announcement shall provide its comments, if any, within three (3) Business Days after receiving the text of the public announcement for review. Neither Party shall be required to seek the permission of the other Party to repeat any information that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 10.4(b), provided such information remains accurate as of such time.

(c) The Parties acknowledge that either or both Parties may be obligated to file under applicable Laws or rules or regulations promulgated by Governmental Authorities or applicable securities exchanges a copy of this Agreement with the U.S. Securities and Exchange Commission or other Governmental Authorities. In the event that a Party determines in good faith that such a filing is required, such Party shall request confidential treatment of all confidential information herein, including the sensitive commercial, financial and technical terms hereof, to the extent such confidential treatment may be reasonably available to such Party. In the event of any such filing, the filing Party shall provide the other Party with a copy of this Agreement marked to show provisions for which such filing Party intends to seek confidential treatment within a reasonable amount of time (not to exceed five (5) days) prior to filing and shall use good faith efforts to incorporate the other Party's reasonable comments thereon to the extent consistent with applicable Laws or rules or regulations promulgated by Governmental Authorities or applicable securities exchanges. Each Party shall be responsible for its own legal and other external costs in connection with any such filing.

ARTICLE 11

TERM AND TERMINATION

11.1 Term. Unless earlier terminated in accordance with this Article 11, the term of this Agreement (the "Term") shall commence on the Effective Date and [***].

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11.2 Termination by Janssen Without Cause. Janssen may terminate this Agreement without cause or reason upon [***] written notice to Theravance.

11.3 Termination by Janssen for Cause. Janssen may terminate this Agreement, at any time after the Effective Date, at any time upon [***] written notice to Theravance, [***].

11.4 Termination by Either Party for Breach. A Party (the "Terminating Party") shall have the right to terminate this Agreement upon written notice to the other Party (the "Breaching Party") in the event the Breaching Party materially breaches this Agreement and, after receiving written notice from the Terminating Party identifying such material breach in reasonable detail, fails to cure such material breach within [***] from the date of such notice (the "Cure Period"). The written notice describing the alleged material breach shall provide sufficient detail to put the Breaching Party on notice of such material breach. Any termination of this Agreement pursuant to this Section 11.4 shall become effective at the end of the Cure Period unless the Breaching Party has cured any such material breach prior to the expiration of such Cure Period (or, if such breach (other than a breach of payment obligations) is not reasonably able to be cured within the Cure Period, such termination shall not become effective until the earlier of the date such breach is cured or [***] after notice of termination is given pursuant to this Section 11.4, whichever is earlier, provided that (i) the Breaching Party notifies the Terminating Party of its plan for curing such breach during the Cure Period, (ii) the Breaching Party commences such plan during the Cure Period and (iii) the Breaching Party uses Commercially Reasonable Efforts to perform such plan and cure such breach as soon as reasonably practicable). The right of either Party to terminate this Agreement as provided in this Section 11.4 shall not be affected in any way by such Party's waiver or failure to take action with respect to any previous breach under this Agreement.

11.5 Termination for Insolvency. Each Party shall have the right to terminate this Agreement upon delivery of written notice to the other Party in the event that (a) such other Party files in any court or agency pursuant to any statute or regulation of any jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such other Party or its assets, (b) such other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within sixty (60) days of its filing, or (c) such other Party makes an assignment of substantially all of its assets for the benefit of its creditors.

11.6 Additional Effects of Expiration or Termination.

(a) Termination Prior to the Opt-In Date. In the event Janssen terminates pursuant to Section 11.2 prior to the Opt-In Date, neither Party shall have any further obligation to the other, except for the obligations

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of both Parties set forth in Section 11.6(f) and Section 11.6(i).

(b) Ongoing Development Activities. Except as set forth below, Janssen shall have no further obligation to conduct Development activities with respect to a Compound or Product after the date of notice of termination. After the Opt-In Date, if Janssen is conducting any Development activity with respect to a Compound or Product on the date of notice of termination, then Theravance shall notify Janssen within [***] after the notice of termination: (i) with regard to any Clinical Trial, whether Theravance elects to have Janssen (A) complete such Clinical Trial on behalf of Theravance (unless Janssen reasonably believes there is a Material Safety Issue that should prevent the continuation of such Clinical Trial), (B) wind down such Clinical Trial as soon as practicable, subject to compliance with ethical and legal requirements or (C) transfer such Clinical Trial to Theravance as soon as practicable; and (ii) with regard to any other Development activity, whether Theravance elects to have Janssen wind down or transfer such activity to Theravance. Notwithstanding the foregoing, if Janssen terminates this Agreement pursuant to Section 11.3, 11.4 or 11.5, then this Section 11.6(b) shall not apply and Janssen shall wind down any ongoing Development activities as soon as practicable after the date of notice of termination, subject to compliance with ethical and legal requirements; and each Party shall bear its own expenses incurred pursuant to such wind down. After the Opt-In Date:

(i) If Theravance notifies Janssen of its election to have Janssen complete a Clinical Trial on behalf of Theravance, Janssen and Theravance will, as necessary, negotiate in good faith a separate agreement pursuant to which Janssen would complete such Clinical Trial. If the Parties fail to reach agreement within [***] after Theravance makes such election, Janssen may wind down such Clinical Trial, subject to compliance with ethical and legal requirements or, if requested by Theravance, transfer such Clinical Trial to Theravance.

(ii) If Theravance notifies Janssen of its election to have Janssen wind down such Clinical Trial or other Development activity (or fails to provide notice within such [***] period), then Janssen shall wind-down such Clinical Trial or Development activity as soon as practicable, subject to compliance with ethical and legal requirements.

(iii) If Theravance notifies Janssen of its election to have Janssen transfer such Clinical Trial or other Development activity to Theravance, then Janssen shall use Commercially Reasonable Efforts to transfer, and Theravance shall use Commercially Reasonable Efforts to assume, such Clinical Trial or other Development activity as promptly as practicable (and, in any event, [***]) after the effective date of termination.

(iv) The costs of ongoing Clinical Trials or other Development activity contemplated by this Section 11.6(b) shall be borne as follows:

1. By Theravance after the effective date of termination, [***].

2. By Theravance after the effective date of termination, [***].

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3. In accordance with Section 6.3, with [***].

a. Except with respect to the wind-down of a Clinical Trial in accordance with Section 11.6(b)(ii), for a total of [***] after the notice of termination delivered pursuant to Section 11.2; or

b. With respect to the wind-down of a Clinical Trial in accordance with Section 11.6(b)(ii), [***].

(v) If Janssen terminates this Agreement pursuant to Section 11.2 after commercial launch of the Initial Product, [***].

(c) [***].

(d) Upon termination of this Agreement, [***].

(e) Licenses.

(i) The licenses and other rights granted to either Party under this Agreement, other than those that expressly survive termination of this Agreement (if any), shall terminate on the expiration or effective date of termination of this Agreement.

(ii) Janssen shall, and hereby does, grant to Theravance, effective as of the effective date of termination of this Agreement or expiration of this Agreement pursuant to Section 11.1(a), a non-exclusive, perpetual, royalty-free (except as set forth in Section 11.6(j)), freely sublicensable, transferable license under any Collaboration Know-How, Janssen's Sole Inventions, Janssen Sole Patent Rights, Joint Invention and Joint Patent Rights ("Termination IP") to Develop, make, have made, use, sell, have sold, offer for sale, have offered for sale, import, have imported and otherwise exploit, Manufacture and Commercialize Compounds and Products in the Field in the Territory. The Termination IP shall not include any Patent Rights or Know-How Controlled by Janssen or its Affiliates prior to the Effective Date. Upon Theravance's request, with regard to any compound that is a Compound whose composition of matter is Covered by a Valid Claim of the Theravance Patent Rights, the Parties will negotiate in good faith the terms on which any Combination Product IP Controlled by Janssen or its Affiliates would be included in the Termination IP for use with such compound.

(f) Regulatory Materials. Janssen shall, and hereby does, assign to Theravance, as of the effective date of termination of this Agreement, all its right, title and interest in, to and under all of Janssen's and its Affiliates' and sublicensees' interest in any Regulatory Material solely related to the Compounds and Products, including any Marketing Approvals for the Compounds and Products, and Janssen shall transfer all such Regulatory Material ("Transferred Regulatory Materials") to Theravance promptly after such effective date of termination.

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(g) Provision of Product. Upon termination of this Agreement, at Theravance's request, Janssen shall assign and transfer to Theravance any inventory of Compounds or Products then in Janssen's or any of its Affiliate's possession or control subject to Theravance's reimbursement of Janssen's reasonable costs incurred in acquiring such inventory and with respect to shipping thereof.

(h) Trademarks. Upon termination of this Agreement pursuant to Section 11.2, 11.3, or by Theravance pursuant to Section 11.4 or 11.5, Janssen shall assign to Theravance all worldwide rights in and to any and all Product Marks used to commercialize the Product in the Territory, including all trademark applications and registrations. For clarity, Product Marks do not include the Janssen House Marks. Theravance shall be solely responsible for all costs and expenses related to the assignments, including recordal of the same. For a period of up to six (6) months after the termination date, at Theravance's cost and expense, (i) Janssen shall provide to Theravance the necessary information to permit Theravance to effect and perfect the transfer of the applications and registrations of the Product Marks and (ii) Janssen shall reasonably cooperate with Theravance in executing appropriate documents to effectuate the transfer or assignment for the Product Marks worldwide that are in the name of Janssen or any of its Affiliates. After such period, Janssen shall have no further obligation with respect to the matters covered by this Section 11.6(h). If there is a termination for any other reason other than pursuant to Section 11.2 or 11.3 or by Theravance pursuant to Section 11.4 or 11.5, the Parties shall negotiate in good faith any transfer of the Product Marks taking into account the circumstances surrounding such termination.

(i) Confidential Information.

(i) Janssen shall, within thirty (30) days after the effective date of expiration or termination of this Agreement, and at Janssen's expense, return or destroy, at Theravance's election, all Theravance Know-How and other Confidential Information of Theravance (provided that (1) Janssen may keep one copy of such Confidential Information subject to an ongoing obligation of confidentiality for archival purposes only, (2) it is acknowledged that, with regard to any such Confidential Information disclosed to subcontractors, consultants, agents, advisors and other Third Parties, Janssen's use of Commercially Reasonable Efforts to return or destroy such Confidential Information shall satisfy its obligation under this Section 11.6(i) and (3) Janssen may retain and continue to use Theravance Know-How and other Confidential Information of Theravance to practice any licenses and other rights granted to Janssen under this Agreement that expressly survive expiration of this Agreement).

(ii) Theravance shall, within thirty (30) days after the effective date of expiration or termination of this Agreement, and at Theravance's expense, return or destroy, at Janssen's election, all Confidential Information of Janssen (provided that (1) Theravance may keep one copy of such Confidential Information subject to an ongoing obligation of confidentiality for archival purposes only, (2) it is acknowledged that, with regard to any such Confidential Information disclosed to subcontractors, consultants, agents, advisors and other Third Parties, Theravance's use of Commercially Reasonable Efforts to return or destroy such Confidential Information shall satisfy its obligation under this Section 11.6(i) and (3) Theravance may retain and continue to use Confidential

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Information of Janssen to practice any licenses and other rights granted to Theravance under this Agreement that expressly survive expiration or termination of this Agreement).

(j) Post-Termination Royalties to Janssen. [***].

(k) General Assistance. Janssen shall take such other actions, and execute any instruments, assignments and documents, at Theravance's expense, as reasonably requested by Theravance as may be necessary to effect the foregoing provisions of this Section 11.6.

(l) Additional Effects of Expiration or Termination for any Reason. Termination or expiration of this Agreement will not relieve the Parties of any accrued or unpaid obligations occurring prior to such expiration or termination, including with respect to Deferrable Costs and interest accrued thereon, and any such expiration or termination will be without prejudice to the rights of either Party accruing prior to such expiration or termination. The Parties acknowledge and agree that termination of this Agreement is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as expressly agreed to otherwise herein. The provisions of the following Sections and Articles shall survive expiration or termination of this Agreement for any reason: Articles 1, 10, 12, and 13, and Sections 2.1(c), 2.3(c), 4.4(j), 4.5(b)(iv), 6.3 (solely with respect to amounts incurred prior to expiration or termination), 6.4-6.5 (with respect to any milestone achieved prior to expiration or termination), 6.6 (with respect to the period prior to expiration or termination), 6.8 (with respect to sales prior to expiration or termination), 6.9 (with respect to periods prior to expiration or termination), 6.10-6.12, 6.13 (for the period set forth therein), 6.14 - 6.15, 6.16 (with respect to Profits (Losses) during the Term), 7.1, 7.2, 8.4, 9.1-9.4, 9.5 (for three years), the last sentence of 11.1, and 11.6. Except as otherwise expressly provided in this Agreement, all rights and obligations of the Parties hereunder shall terminate upon expiration or termination of this Agreement.

(m) [***]. In the event that Janssen suffers damages based on a material breach of this Agreement by Theravance ("Subject Damages"), and such breach is not cured within the Cure Period, the Parties shall attempt in good faith to resolve any dispute regarding the existence of such breach or the amount of the Subject Damages pursuant to the mechanisms set forth in Sections 12.2(a) and (b). If, after such attempts, the Parties are not in agreement as to the existence of a material breach of this Agreement or the amount of Subject Damages [***] until the Parties resolve the disagreement pursuant to the mechanism set forth in Section 12.2(c); provided that Janssen may not, [***]. After a decision regarding the Subject Damages is provided pursuant to the mechanism set forth in Section 12.2(c), Janssen shall (in accordance with the timeframe proscribed in the arbitrator's decision) [***].

ARTICLE 12

DISPUTE RESOLUTION

12.1 Dispute Resolution. The Parties recognize that a dispute may arise relating to this Agreement ("Dispute"). Any Dispute shall be resolved in accordance with this Section 12.1.

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12.2 Internal Resolution.

(a) The Parties shall negotiate in good faith and use reasonable efforts to settle any Dispute, controversy or claim arising from or related to this agreement or the breach thereof. If the Parties initially are unable to resolve a dispute despite using reasonable efforts to do so, either Party may, by written notice to the other, have the Dispute referred to the Executive Officers or their respective designees, for attempted resolution by negotiation in good faith; provided that disputes escalated to the Executive Officers by the JSC shall not be subject to additional rounds of escalation pursuant to this Section 12.2(a). The attempted resolution will take place no later than thirty (30) days following receipt of such notice. If the Parties are unable to resolve the dispute, controversy or claim within thirty (30) days following the day on which one Party provides written notice of the dispute to the other in accordance with this Section 12.2(a), and a Party wishes to pursue the matter, each such dispute, controversy or claim hereunder that is not an Excluded Claim (as defined below) will be finally resolved by mediation followed by binding arbitration as set forth below.

(b) Mediation. The Parties shall first attempt in good faith to resolve any Dispute by confidential mediation in accordance with the then current Mediation Procedure of the International Institute for Conflict Prevention and Resolution ("CPR Mediation Procedure") (www.cpradr.org) before initiating arbitration. The CPR Mediation Procedure shall control, except where that procedure conflicts with these provisions, in which case these provisions control. The mediator shall be chosen pursuant to the CPR Mediation Procedure. The mediation shall be held in New York, New York. Either Party may initiate mediation by written notice to the other of the existence of a Dispute. The Parties agree to select the mediator within twenty (20) days of the notice and the mediation will begin promptly after the selection. The mediation will continue until the mediator or either Party declares in writing, no sooner than after the conclusion of one full day of a substantive mediation conference attended on behalf of each party by a senior business person with authority to resolve the Dispute, that the Dispute cannot be resolved by mediation. In no event, however, shall mediation continue more than sixty (60) days from the initial notice by a Party to initiate meditation unless the Parties agree in writing to extend that period. Any period of limitations set forth in this Section 12.1 that would otherwise expire between the initiation of mediation and its conclusion is extended until twenty (20) days after the conclusion of the mediation.

(c) Arbitration. If the parties fail to resolve the Dispute in mediation, and a Party desires to pursue resolution of the Dispute, the Dispute shall be submitted by either Party for resolution in arbitration pursuant to the then current CPR Rules for Non-Administered Arbitration of International Disputes ("CPR Rules") (www.cpradr.org), except where they conflict with these provisions, in which case these provisions control. CPR is designated as the Neutral Organization for arbitration of all Disputes. The arbitration will be conducted in English and held in New York, New York. All aspects of the arbitration shall be treated as confidential. The arbitrators will be chosen from the CPR Panels of Distinguished Neutrals, unless a candidate not on the CPR Panel is approved by both Parties. Each arbitrator shall be a lawyer with expertise in the pharmaceutical industry and at least fifteen (15) years of experience with a law firm or corporate law department

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of over twenty-five (25) lawyers or who was a judge of a court of general jurisdiction. To the extent that the Dispute requires special expertise, the Parties will so inform CPR prior to the beginning of the selection process. Prior to selection of the arbitrator(s), either Party may seek from any court having jurisdiction any temporary injunctive or provisional relief necessary to protect the rights or property of that Party until final resolution of the issue by the arbitrator or other resolution of the Dispute. The arbitration tribunal shall consist of three arbitrators, of whom each Party shall designate one (1) in accordance with the "screened" appointment procedure provided in CPR Rule 5.4. The chair will be chosen in accordance with CPR Rule 6. If, however, the aggregate award sought by the Parties is less than $5 million and equitable relief is not sought, a single arbitrator shall be chosen in accordance with the CPR Rules. The Parties agree to select the arbitrator(s) within forty-five (45) days of initiation of the arbitration. The hearing will be concluded within nine (9) months after selection of the arbitrator(s) and the award will be rendered within sixty (60) days of the conclusion of the hearing, or of any post hearing briefing, which briefing will be completed by both sides within forty-five (45) days after the conclusion of the hearing. In the event the parties cannot agree upon a schedule, then the arbitrator(s) shall set the schedule following the time limits set forth above as closely as practicable. Any final award by the arbitrator(s) may be entered by either Party in any court having appropriate jurisdiction for a judicial recognition of the decision and applicable orders of enforcement. Notwithstanding the foregoing, any Excluded Claim may be submitted by either Party to any court of competent jurisdiction over such Excluded Claim. For purposes of the foregoing, "Excluded Claim" means any dispute, controversy or claim that primarily concerns (a) the validity, enforceability or infringement or any patent, trademark or copyright, or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

12.3 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY [***]. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.3 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY [***].

ARTICLE 13

MISCELLANEOUS

13.1 Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including the Confidentiality Agreement. The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations under the Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this

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Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

13.2 Governing Law; English Language. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws. The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

13.3 Rights in Bankruptcy.

(a) If this Agreement is rejected by a Party as a debtor under Section 365 of the United States Bankruptcy Code or similar provision in the bankruptcy laws of another jurisdiction (the "Code"), then, notwithstanding anything else in this Agreement to the contrary, all licenses and rights to licenses granted under or pursuant to this Agreement by the Party in bankruptcy to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code (or similar provision in the bankruptcy laws of the jurisdiction), licenses of rights to "intellectual property" as defined under Section 101(35A) of the Code (or similar provision in the bankruptcy laws of the jurisdiction). The Parties agree that a Party that is a licensee of rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Code. Janssen and Theravance intend and agree that any sale of Theravance's assets under Section 363(n) of the Code shall be subject to Janssen's rights under Section 365(n), that Janssen cannot be compelled to accept a money satisfaction of its interests in the intellectual property licensed pursuant to this Agreement, and that any such sale therefore may not be made to a purchaser "free and clear" of Janssen's rights under this Agreement and Section 365(n) without the express, contemporaneous written consent of Janssen. Further, each Party agrees and acknowledges that all payments by Janssen to Theravance hereunder, other than the Opt-In Exercise Fee and the royalty payments pursuant to Article 6, and the sales milestone payments pursuant to Section 6.5, do not constitute royalties within the meaning of Section 365(n) of the Code or relate to licenses of intellectual property hereunder. Theravance shall, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. Theravance and Janssen acknowledge and agree that "embodiments" of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data and Regulatory Materials. If (i) a case under the Code is commenced by or against Theravance, (ii) this Agreement is rejected as provided in the Code, and (iii) Janssen elects to retain its rights hereunder as provided in Section 365(n) of the Code, Theravance (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall:

(i) provide to Janssen all such intellectual property (including all embodiments thereof) held by Theravance and such successors and assigns, or otherwise available to them, immediately upon Janssen's written request. Whenever Theravance or

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any of its successors or assigns provides to Janssen any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 13.3, Janssen shall have the right to perform Theravance's obligations hereunder with respect to such intellectual property, but neither such provision nor such performance by Janssen shall release Theravance from liability resulting from rejection of the license or the failure to perform such obligations; and

(ii) not interfere with Janssen's rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the Bankruptcy Code.

(b) The foregoing provisions of this Section 13.3 are without prejudice to any rights a Party may have arising under the Code, including the right of access to any intellectual property (including all embodiments thereof) of Theravance, or any Third Party with whom Theravance contracts to perform an obligation of Theravance under this Agreement, and, in the case of the Third Party, which is necessary for the manufacture, use, sale, import or export of Products; and the right to contract directly with any Third Party to complete the contracted work.

13.4 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the reasonable control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances). Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than ninety (90) days, then the Parties will discuss in good faith the modification of the Parties' obligations under this Agreement in order to mitigate the delays caused by such force majeure.

13.5 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 13.5, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by confirmed facsimile or a reputable courier service, or (b) five (5) Business Days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

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If to Theravance:

Theravance Biopharma Ireland Limited
Connaught House
1 Burlington Road
Dublin 4 D04 C5Y6
Ireland

Facsimile: [***]

Attention: President

With a copy to (which shall not constitute notice):

Theravance Biopharma US, Inc.
901 Gateway Boulevard
South San Francisco, CA 94080

Facsimile: [***]

Attention: General Counsel

If to Janssen:

Janssen Biotech, Inc.
800/850 Ridgeview Drive
Horsham, PA 19044

Facsimile: [***]

Attention: President

With a copy to (which shall not constitute notice):

Johnson & Johnson

One Johnson & Johnson Plaza

New Brunswick, NJ 08933

Facsimile: [***]

Attention: General Counsel, Pharmaceuticals

13.6 No Strict Construction; Headings. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word "or" is used in the inclusive sense (and/or). The term "including" as used herein means including, without limiting the generality of any description preceding such term.

13.7 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment or transfer without the other Party's consent to (a) its Affiliates (in whole or in part); or (b) a Third Party successor to all or substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other Change of Control transaction; provided that, in each case, if such assignment would reasonably be expected to cause adverse tax consequences to the non-assigning Party (or such Party's Affiliates) and the assigning Party does not agree to bear full financial responsibility for such adverse tax consequences, such assignment shall not be made without the non-assigning Party's consent (which consent shall not be unreasonably withheld), and the Parties shall reasonably cooperate to enable such assignment in a manner that avoids such adverse tax consequences. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing, expressly assume performance of such rights and/or obligations; provided that a Party assigning this Agreement and its rights and obligations hereunder to an Affiliate, shall remain responsible for the performance of such assignee Affiliate hereunder. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 13.7 shall be null, void and of no legal effect.

13.8 Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party's obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party's Affiliate of any of such Party's obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party's Affiliate.

13.9 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.10 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

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13.11 No Waiver. Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

13.12 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Except as otherwise provided in Section 6.16(a), nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

13.13 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterpart signature pages delivered via facsimile or similar electronic transmission in .PDF or similar format shall be deemed binding as originals.

13.14 Remedies Non-Exclusive and Cumulative. Unless expressly stated otherwise in this Agreement, all remedies provided for in this Agreement shall be cumulative and in addition to, and not in lieu of, any other remedies available to either Party at law, in equity, or otherwise in accordance with the terms of this Agreement, including any claim for breach of this Agreement. Nothing in this Agreement shall be interpreted as limiting either Party's rights to pursue any remedies for breach of contract of this Agreement, except as expressly stated otherwise in this Agreement.

{Signature page follows}

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IN WITNESS WHEREOF, the Parties have executed this License and Collaboration Agreement by their duly authorized officers as of the Effective Date.

JANSSEN BIOTECH, INC.	THERAVANCE BIOPHARMA IRELAND LIMITED
By: /s/ Scott White	By: /s/ Ann Brady
Name: Scott White	Name: Dr. Ann Brady
Title: President, Immunology	Title: President, TBIL

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LIST OF EXHIBITS:

Exhibit A - Theravance Patent Rights

Exhibit B - Chemical Structure of TD-1473

Exhibit C - Chemical Structure of TD-3504

Exhibit D - [Reserved]

Exhibit E - Initial Clinical Development Plan

Exhibit F - Initial CMC Development Plan

Exhibit G -- Phase 3 Development Budget

Exhibit H - Data Policies

Exhibit I - [Reserved]
Exhibit J - [Reserved]
Exhibit K - [Reserved]

Exhibit L - J&J Universal Calendar

Exhibit M - Financial Exhibit

Exhibit N - Solar Patent Rights

Exhibit O - Initial Budget for Pre-Opt-In Date Activities

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EXHIBIT A

THERAVANCE PATENT RIGHTS

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[***]

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

N/A = Not yet available.

[***]

[***]

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

See Exhibit K for Solar Patent Families as of the Effective Date

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EXHIBIT B

CHEMICAL STRUCTURE OF TD-1473

[***]

TD-1473

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EXHIBIT C

CHEMICAL STRUCTURE OF TD-3504

[***]

TD-3504

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EXHIBIT E

INITIAL CLINICAL DEVELOPMENT PLAN

1. Overview

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[***]

[***]

[***]

[***]

[***]

2. Phase 2 Studies

[***]

[***]

[***]

[***]

3. Phase 2/3 Enabling Activities

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[***]

[***]

[***]

[***]

[***]

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4. Planned Phase 3 Enabling Activities

[***]

[***]

[***]

[***]

[***]

[***]

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EXHIBIT F

INITIAL CMC DEVELOPMENT PLAN

1. Overview

[***]

2. Dose Assumptions for Clinical Studies

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

3. Manufacturing Plans

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

4. Phase 3 Development Plans

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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EXHIBIT G

PHASE 3 DEVELOPMENT BUDGET

[***]

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EXHIBIT H

JANSSEN DATA GENERATION, PROCESSING AND STORAGE POLICIES

1.0 Definitions:

For this Exhibit only, the terms listed below shall have the meaning as defined below.

1.1 "Data" shall mean all data, including documentation, records, reports, raw data, processed data, deliverables, written, printed, graphic, video and audio recorded information contained in any computer database or computer readable form and work product of every kind and description supplied to or generated by or on behalf of a Party (the "Data-Generating Party") as the result of performing activities under this Agreement.

1.2 "Work Product" shall mean the Data-Generating Party's completed work product in accordance with the specifications set forth in this Agreement and any Data, reports, presentations, documents, computer models, deliverables or other results generated by or on behalf of the Data-Generating Party or supplied or delivered to the other Party by or on behalf of the Data-Generating Party under this Agreement.

2.0 Data Generation and Processing:

2.1 The Data-Generating Party represents and certifies that the Work Product, including all Data, will be collected and generated following the specifications contained in this Agreement and applicable industry standards.

2.2 The Data-Generating Party will use diligent efforts to ensure that the Data it provides is accurate, reliable and all results generated during the performance of services where feasible shall be reproducible and traceable. The Data-Generating Party must verify the Data during generation and prior to transfer of the Work Product with detailed notes of calculations applied and reasoning used for excluded data points.

2.3 The Data-Generating Party shall report all Data and its processing steps, decision-points, acceptance criteria, methods, calculations and results (complete and incomplete) to the other Party at mutually agreed upon points in time.

2.4 The Data-Generating Party shall keep a written or electronic notebook record of all activity associated with the performance of services under this Agreement, and shall make available the written records to the other Party at the completion of the services or upon request, and such records must document all data processing steps.

2.5 The Data-Generating Party shall collect, store and transfer electronic Data in accordance with the terms of this Agreement.

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2.7 No Data shall be destroyed by or on behalf of the Data-Generating Party without the prior written approval of the other Party for up to 2 years following completion of the Clinical Development Plan activities.

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EXHIBIT L

J&J UNIVERSAL CALENDAR

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EXHIBIT M

FINANCIAL EXHIBIT

Profit (Loss) in the U.S. shall be calculated in accordance with GAAP and this Exhibit. Profit (Loss) shall exclude the upfront payment (Section 6.1), the Opt-In Exercise Fee (Section 6.2) and the Milestone Payments (Section 6.4), all Development Costs and capital expenditures, and any other cost not specifically included in Allowable Expenses, including by way of example, [***]. Cost items included in components of Profit (Loss) shall not be double counted and shall not be included in Development Costs. Profit (Loss) means the profits or losses resulting from the Commercialization of the Product in the U.S., which shall be equal to Net Sales less Allowable Expenses. Profit (Loss) in the U.S. shall be calculated for each Calendar Quarter. For the avoidance of doubt, income and withholding taxes imposed on either of the Parties or their Affiliates hereunder will not be included in the calculation of Profit (Loss).

(1) Definitions

The following definitions shall apply for purposes of calculating Profit (Loss) in accordance with this Financial Exhibit.

"Allowable Expenses" means the [***].

"[***]" means Out-of-Pocket Costs incurred by a Party in making any [***] related to [***] of the Product, including [***]. "Cost of Goods Sold" or "COGS" means, with respect to a Product, a Party's reasonable and necessary internal and Third Party invoiced costs, including Third Party contract manufacturing costs, determined in accordance with GAAP, incurred in manufacturing or acquisition of such Product. Manufacturing costs and acquisition costs are comprised of Standard Cost of Goods Manufactured, Cost Variances and Other Costs Not Included in Standard, where:

(a) "Standard Cost of Goods Manufactured" are budgeted unit costs established to facilitate inventory evaluation, planning and budgetary control, including but not limited to direct materials, direct labor, Third Party fees, product testing, transportation, depreciation of manufacturing, equipment and overhead;

(b) "Cost Variances" are actual costs of manufacturing versus Standard Cost of Goods Manufactured and include direct materials variances (including material usage variances and purchase price variances), direct labor variances and overhead variances (including but not limited to volume variances, variable overhead spending variances and fixed overhead spending variances); and

(c) "Other Costs Not Included in Standard" are actual costs of manufacturing which are incurred in the normal course of business but are not included in the Standard Cost of Goods Manufactured including cash discounts on raw material purchases, transportation expenses, manufacturing trial runs, manufacturing development expenses, start-up costs, material scrapped in the normal course of business (including failed commercial batches), full absorption adjustments, inventory revaluation adjustments, lower of cost or market inventory adjustments,

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inventory write-downs and write-offs, physical inventory adjustments, depreciation of equipment or instruments placed at customer or other Third Party sites, new product introduction costs, technical operations, internal inventory supply management, quality costs, returned goods, and supply point variances.

"[***]" means [***] of Net Sales in the U.S., which amount shall be deemed to have been incurred as [***] in the U.S. It is understood that such amount shall be deemed to cover all costs identifiable to the [***] in accordance with GAAP, which shall not otherwise be included in Allowable Expenses. For clarity, "[***]" shall not include costs of activities included within [***].

"[***]" means Out-of-Pocket Costs and FTE Costs for activities conducted under the [***]. Allowable Expenses set forth in the [***] will be allocated [***] to the U.S. and [***] to the OUS Janssen Territory, unless otherwise agreed by the Parties. Such allocation will be updated by the Parties annually.

"[***]." The [***] will outline strategic [***] that will be undertaken at the global team level that are intended to support [***] activities across regions and key functions including pre-launch [***].

"[***]" means Out-of-Pocket Costs representing the [***] and similar taxes and governmental fees in the U.S., in each case to the extent directly attributable to the Product, [***], to the extent directly attributable to the Product, this shall also be included as an Allowable Expense.

"[***]" means Out-of-Pocket Costs and FTE Costs identifiable to the [***], in each case to the extent incurred specifically with respect to a Product (and to the extent not performed as part of a Detail), including:

(a) [***], which includes Out-of-Pocket Costs and FTE Costs associated with [***] and meetings;

(b) [***], which includes Out-of-Pocket Costs and FTE Costs associated with [***];

(c) [***], which includes Out-of-Pocket Costs and FTE Costs associated with [***] and related Out-of-Pocket Costs;

(d) [***], which includes the FTE Costs of [***], to the extent directly performing activities with respect to the [***];

(e) [***], which includes Out-of-Pocket Costs incurred to manage [***] directly attributable to a Product.

"[***]" means Out-of-Pocket Costs and FTE Costs reasonably necessary and identifiable to a Product incurred with respect to any [***].

"[***]" means any Out-of-Pocket Costs and FTE Costs included in a [***] that are not otherwise included in any other Allowable Expense category.

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"Profit (Loss)" means Net Sales in the United States less Allowable Expenses with respect to the United States.

"[***]" means Out-of-Pocket Costs and FTE Costs directly associated with [***] Product, [***], in each case that are [***]. The Parties acknowledge that [***] associated with such recall shall not be included for determining whether the Party conducting [***] to be incurred by such Party in such Calendar Year for Allowable Expenses.

"[***]" means Out-of-Pocket Costs and FTE Costs for maintenance fees relating to [***] for the Products in the Field in the U.S., personnel engaged in the filing and maintenance of [***][***].

"[***]" means "fully burdened" costs and will cover employee salaries, bonus rate, and overhead allocated to such employee's work including [***] required for the portion of the [***] that are assigned to such employee.

"[***]" means all reasonable costs incurred by the Parties and their Affiliates that relate to [***], in each case, solely to the extent [***] sold by a Third Party or a product sold by a Third Party that [***].

"[***]" except with respect to such portion (if any) of costs related to [***] prior to expiration of termination of the Agreement.

"[***]" means Out-of-Pocket Costs representing reasonable [***] (allocated as reasonably determined by the Finance Working Group), to [***] of a Product in the U.S. and paid to [***] to license or acquire such [***] in the Field.

"Transfer Price" means the COGS of API or a finished Product supplied by Janssen or its Affiliates to Theravance or its Affiliates for commercial sale, or for API to be used in finished Product for commercial sale, in each case, plus [***] of such COGS.

(2) Reconciliations

The Finance Working Group will coordinate to resolve any differences in or disputes regarding the calculation of Profit (Loss), or any component thereof. In the event the Finance Working Group is unable to resolve any such difference or dispute, the matter shall be resolved in accordance with Section 3.2.

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EXHIBIT N

SOLAR PATENT RIGHTS

[***]

[***]

Country	Status	Application Number	Filing Date	Patent Number	Issue Date
[***]	[***]	[***]	[***]

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EXHIBIT O

INITIAL BUDGET FOR PRE-OPT-IN DATE ACTIVITIES

[***]

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